Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	HISTORICAL

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Income:
Product View	4
Regional View	5
Segment Net Revenues:
Product View	6
Regional View	7
Segment Detail
Global Cards	8 - 10
Consumer Banking	11 -14
Institutional Clients Group (ICG)	15
Securities and Banking	16
Transaction Services	17
Global Wealth Management	18 - 19

Regional Detail
North America	20
EMEA	21
Latin America	22
Asia	23 -24

Citigroup Supplemental Detail
Return on Capital	25
Average Balances and Interest Rates	26
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	27
Allowance for Credit Losses:
Total Citigroup	28
Consumer Loans	29
Corporate Loans	30
Components of Provision for Loan Losses	31
Non-Performing Assets	32

CITIGROUP – FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

												Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q		1Q		Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007		2008		2005	2006	2007

Total Revenues, Net of Interest Expense	$21,888	$21,890	$21,130	$23,545	$25,184	$26,330	$22,190	$7,003		$13,020		$82,147	$88,453	$80,707
Total Operating Expenses	13,156	12,558	11,726	13,753	15,373	14,691	14,416	16,352		16,071		44,341	51,193	60,832
Provision for Loan Losses and for Benefits and Claims	1,664	1,793	2,134	2,343	2,950	2,710	5,048	7,739		5,976		9,041	7,934	18,447
Income Taxes	1,512	2,289	1,987	2,227	1,846	2,663	527	(7,320)		(3,883)		8,857	8,015	(2,284)
Minority Interest	60	31	46	152	47	123	20	95		(21)		549	289	285

Income (Loss) from Continuing Operations	$5,496	$5,219	$5,237	$5,070	$4,968	$6,143	$2,179	$(9,863)		$(5,123)		$19,359	$21,022	$3,427
Discontinued Operations, After-tax	143	46	268	59	44	83	33	30		12		5,279	516	190
Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	—		—		(49)	—	—

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$24,589	$21,538	$3,617

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.09	$1.04	$1.05	$1.02	$1.00	$1.23	$0.43	$(2.00)		$(1.02)		$3.74	$4.20	$0.68
Net Income (Loss)	$1.12	$1.05	$1.10	$1.03	$1.01	$1.24	$0.44	$(1.99	)(1)	$(1.02	)(1)	$4.75	$4.31	$0.72

Shares (in millions):
Average Basic	4,920.7	4,899.0	4,875.5	4,853.8	4,877.0	4,898.3	4,916.1	4,931.9		5,085.6		5,067.6	4,887.3	4,905.8
Average Diluted	5,007.9	4,990.0	4,978.6	4,967.7	4,967.9	4,992.9	5,010.9	5,009.3		5,591.1		5,160.4	4,986.1	4,995.3
Common Shares Outstanding, at period end	4,971.2	4,943.9	4,913.7	4,912.0	4,946.4	4,974.6	4,981.1	4,994.6		5,249.8

Preferred Dividends - Basic (in millions)	$16	$16	$16	$16	$16	$14	$6	$—		$83		$68	$64	$36
Preferred Dividends - Diluted (in millions)	$16	$16	$16	$16	$16	$14	$6	$—		$17		$68	$64	$36

Financial Ratios:
Tier 1 Capital Ratio	8.60%	8.51%	8.64%	8.59%	8.26%	7.91%	7.32%	7.12%		7.74%
Total Capital Ratio	11.60%	11.68%	11.88%	11.65%	11.48%	11.23%	10.61%	10.70%		11.22%
Leverage Ratio	5.22%	5.19%	5.24%	5.16%	4.84%	4.37%	4.13%	4.03%		4.39%
Return on Common Equity	20.3%	18.6%	18.9%	17.2%	17.1%	20.1%	6.9%	(32.4)%		(18.6)%		22.3%	18.8%	2.9%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,586.2	$1,626.6	$1,746.2	$1,884.3	$2,021.0	$2,220.9	$2,358.3	$2,187.6		$2,199.8
Trading Account Assets	328.1	327.9	351.1	393.9	460.1	538.3	581.2	539.0		578.4
Total Loans	605.3	637.1	655.4	679.2	693.3	742.9	774.0	778.0		789.8
Total Deposits	627.4	645.8	669.3	712.0	738.5	771.8	812.9	826.2		831.2
Stockholders’ Equity	114.4	115.4	117.9	119.8	122.1	127.8	127.1	113.6		128.2
Equity and Trust Securities	120.6	122.0	125.9	129.4	131.5	137.8	138.7	137.2		152.2
Book Value Per Share	$22.82	$23.15	$23.78	$24.18	$24.48	$25.56	$25.48	$22.74		$20.73

Direct Staff (in thousands)	304	313	320	327	343	361	371	375		369

Segment Net Income:
Global Cards	$1,220	$1,199	$1,370	$1,214	$1,257	$1,057	$1,450	$945		$1,239		$4,086	$5,003	$4,709
Consumer Banking	1,730	1,888	1,717	1,284	1,258	1,473	197	(442)		138		6,102	6,619	2,486
Institutional Clients Group	2,346	2,026	1,880	2,359	2,917	3,384	267	(10,723)		(6,357)		8,595	8,611	(4,155)
Global Wealth Management	287	346	399	411	448	512	490	524		294		1,244	1,443	1,974
Corporate/Other	(87)	(240)	(129)	(198)	(912)	(283)	(225)	(167)		(437)		(668)	(654)	(1,587)
Discontinued Operations	143	46	268	59	44	83	33	30		12		5,279	516	190
Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	—		—		(49)	—	—
Total Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$24,589	$21,538	$3,617

Regional Net Income(2):

North America	$2,992	$3,230	$3,131	$3,278	$3,244	$3,397	$481	$(8,947)		$(5,586)		$11,951	$12,631	$(1,825)
Europe, Middle East and Africa (EMEA)	821	553	701	655	779	992	29	(3,149)		(1,060)		1,511	2,730	(1,349)
Latin America	709	690	686	730	785	787	1,084	939		1,195		2,789	2,815	3,595
Asia	1,061	986	848	605	1,072	1,250	810	1,461		765		3,776	3,500	4,593
Corporate/Other	(87)	(240)	(129)	(198)	(912)	(283)	(225)	(167)		(437)		(668)	(654)	(1,587)
Discontinued Operations	143	46	268	59	44	83	33	30		12		5,279	516	190
Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	—		—		(49)	—	—

Total Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$24,589	$21,538	$3,617

(1)  Diluted shares used in the Diluted EPS calculation represent Basic Shares for the fourth quarter of 2007 and the first quarter of 2008 due to the Net Loss.  Using actual Diluted shares would result in anti-dilution.

(2)  Asia includes Japan, Latin America includes Mexico, and North America includes U.S., Canada and Puerto Rico.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007
Revenues
Interest revenue	$21,609	$23,292	$24,457	$25,985	$27,872	$30,369	$32,747	$32,350	$29,702	$74,852	$95,343	$123,338
Interest expense	11,932	13,532	14,702	16,024	17,344	18,971	20,593	19,789	16,303	36,124	56,190	76,697
Net interest revenue	9,677	9,760	9,755	9,961	10,528	11,398	12,154	12,561	13,399	38,728	39,153	46,641

Commissions and fees	5,136	5,256	3,916	4,920	5,599	6,628	4,050	4,842	1,668	16,910	19,228	21,119
Principal transactions	2,165	1,773	2,014	2,047	3,168	2,629	(244)	(17,632)	(6,661)	6,656	7,999	(12,079)
Administrative and other fiduciary fees	1,705	1,707	1,670	1,852	1,949	2,241	2,468	2,514	2,317	6,119	6,934	9,172
Realized gains (losses) from sales of investments	379	302	304	806	473	119	263	313	(119)	1,962	1,791	1,168
Insurance premiums	769	800	819	812	838	845	893	956	983	3,127	3,200	3,532
Other revenue	2,057	2,292	2,652	3,147	2,629	2,470	2,606	3,449	1,433	8,645	10,148	11,154
Total non-interest revenues	12,211	12,130	11,375	13,584	14,656	14,932	10,036	(5,558)	(379)	43,419	49,300	34,066
Total revenues, net of interest expense	21,888	21,890	21,130	23,545	25,184	26,330	22,190	7,003	13,020	82,147	88,453	80,707

Provisions for Credit Losses and for Benefits and Claims
Provision for loan losses	1,387	1,412	1,810	2,108	2,689	2,513	4,762	7,398	5,701	7,924	6,717	17,362
Policyholder benefits and claims	227	231	274	235	261	197	236	241	275	867	967	935
Provision for unfunded lending commitments	50	150	50	—	—	—	50	100	—	250	250	150
Total provisions for credit losses and for benefits and claims	1,664	1,793	2,134	2,343	2,950	2,710	5,048	7,739	5,976	9,041	7,934	18,447

Operating Expenses
Compensation and benefits	8,236	7,339	6,690	7,895	8,671	8,896	7,709	9,064	9,060	25,654	30,160	34,340
Net occupancy expense	1,382	1,411	1,435	1,613	1,529	1,603	1,748	1,800	1,788	5,141	5,841	6,680
Technology / communication expense	886	934	948	994	979	1,143	1,166	1,245	1,226	3,524	3,762	4,533
Advertising and marketing expense	603	651	573	734	617	767	799	751	679	2,532	2,561	2,934
Restructuring-related items	—	—	—	—	1,377	63	35	53	15	—	—	1,528
Other operating	2,049	2,223	2,080	2,517	2,200	2,219	2,959	3,439	3,303	7,490	8,869	10,817
Total operating expenses	13,156	12,558	11,726	13,753	15,373	14,691	14,416	16,352	16,071	44,341	51,193	60,832

Income (Loss) from Continuing Operations before Income
Taxes and Minority Interest	7,068	7,539	7,270	7,449	6,861	8,929	2,726	(17,088)	(9,027)	28,765	29,326	1,428
Provision (benefits) for income taxes	1,512	2,289	1,987	2,227	1,846	2,663	527	(7,320)	(3,883)	8,857	8,015	(2,284)
Minority interest, net of income taxes	60	31	46	152	47	123	20	95	(21)	549	289	285
											—	—
Income (Loss) from Continuing Operations	5,496	5,219	5,237	5,070	4,968	6,143	2,179	(9,863)	(5,123)	19,359	21,022	3,427

Discontinued Operations (1)
Income from Discontinued Operations	85	57	125	73	60	129	44	40	4	1,576	340	273
Gain on Sale	21	—	198	—	—	—	—	—	—	6,790	219	—
Provision for income taxes and minority interest, net of taxes	(37)	11	55	14	16	46	11	10	(8)	3,087	43	83
Income from Discontinued Operations, net	143	46	268	59	44	83	33	30	12	5,279	516	190
Cumulative Effect of Accounting Change (3)	—	—	—	—	—	—	—	—	—	(49)	—	—

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$24,589	$21,538	$3,617

(1)   Discontinued Operations includes:

a)           The Company’s January 31, 2005 announced agreement for the sale of Citigroup’s Travelers Life & Annuity, and substantially all of Citigroup’s international insurance business to MetLife, Inc.

b)          The Company’s June 24, 2005 announced agreement for the sale of substantially all of Citigroup’s Asset Management business to Legg Mason, Inc.

c)           The Company’s April 17, 2008 announced agreement for the sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

d)          A 2006 first quarter tax contingency reserve release of $44 million related to Travelers Property Casualty Corp, which the Company spun off during 2002.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2006	2007	2007	2007	2007	2008
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,411	$24,311	$22,543	$26,514	$24,421	$30,635	$38,226	$38,206	$30,837
Deposits with banks	33,220	35,868	33,939	42,522	44,906	70,897	58,713	69,366	73,318
Federal funds sold and securities borrowed or purchased under agreements to resell	239,552	234,390	262,627	282,817	303,925	348,129	383,217	274,066	239,006
Brokerage receivables	42,569	46,162	40,970	44,445	51,976	61,144	69,062	57,359	65,653
Trading account assets	328,135	327,890	351,149	393,925	460,065	538,316	581,220	538,984	578,437
Investments	193,970	194,953	251,748	273,591	286,567	257,880	240,828	215,008	204,155
Loans, net of unearned income
Consumer	462,068	480,772	488,673	512,921	519,105	551,223	570,891	592,307	596,987
Corporate	143,239	156,313	166,709	166,271	174,239	191,701	203,078	185,686	192,856
Loans, net of unearned income	605,307	637,085	655,382	679,192	693,344	742,924	773,969	777,993	789,843
Allowance for loan losses	(9,505)	(9,144)	(8,979)	(8,940)	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)
Total loans, net	595,802	627,941	646,403	670,252	683,834	732,543	761,241	761,876	771,586
Goodwill	32,933	32,910	33,169	33,415	34,380	39,231	39,949	41,204	43,622
Intangible assets	15,092	15,850	15,725	15,901	19,330	22,975	23,651	22,687	23,945
Other assets	83,517	86,276	87,975	100,936	111,562	119,116	162,159	168,875	169,289

Total assets	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848

Liabilities
Non-interest-bearing deposits in U.S. offices	$37,885	$38,018	$36,358	$38,615	$39,296	$41,740	$38,842	$40,859	$43,779
Interest-bearing deposits in U.S. offices	176,032	177,385	183,467	195,002	198,840	196,481	211,147	225,198	226,285
Non-interest-bearing deposits in offices outside the U.S.	34,323	32,981	32,721	35,149	36,328	39,132	43,052	43,335	45,230
Interest-bearing deposits in offices outside the U.S.	379,118	397,421	416,732	443,275	464,057	494,408	519,809	516,838	515,914

Total deposits	627,358	645,805	669,278	712,041	738,521	771,761	812,850	826,230	831,208
Federal funds purchased and securities loaned or sold under agreements to repurchase	279,540	264,494	320,095	349,235	393,670	394,143	440,369	304,243	279,561
Brokerage payables	70,214	74,970	97,229	85,119	88,722	96,528	94,830	84,951	95,597
Trading account liabilities	144,888	142,983	138,876	145,887	173,902	217,992	215,623	182,082	201,986
Short-term borrowings	58,130	72,581	70,501	100,833	111,179	167,139	194,304	146,488	135,799
Long-term debt	227,165	239,557	260,089	288,494	310,768	340,077	364,526	427,112	424,959
Other liabilities (1)	64,488	70,733	72,315	82,926	82,121	105,472	108,651	102,927	102,519
Total liabilities	1,471,783	1,511,123	1,628,383	1,764,535	1,898,883	2,093,112	2,231,153	2,074,033	2,071,629

Stockholders’ equity
Preferred Stock	1,000	1,000	1,000	1,000	1,000	600	200	—	19,384
Common Stock	55	55	55	55	55	55	55	55	55
Additional paid-in capital	17,119	17,426	17,825	18,253	17,341	17,725	18,297	18,007	11,131
Retained earnings	120,703	123,497	126,544	129,267	131,395	134,932	134,445	121,920	115,050
Treasury stock	(21,753)	(23,199)	(24,737)	(25,092)	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)
Accumulated other comprehensive income (loss)	(2,706)	(3,351)	(2,822)	(3,700)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)
Total stockholders’ equity	114,418	115,428	117,865	119,783	122,083	127,754	127,113	113,598	128,219

Total liabilities and stockholders’ equity	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848

(1)           Includes allowance for credit losses for letters of credit and unfunded lending commitments of $900 million, $1,050 million, $1,100 million, and $1,100 million for the first, second, third, and fourth quarters of 2006, respectively and $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively, and $1,250 million for the first quarter of 2008.

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME PRODUCT VIEW (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Global Cards:
North America	$928	$882	$1,088	$989	$872	$711	$808	$322	$537	$2,721	$3,887	$2,713
EMEA	33	41	54	18	45	53	38	131	55	183	146	267
Latin America	185	211	144	112	235	184	563	251	516	672	652	1,233
Asia	74	65	84	95	105	109	41	241	131	510	318	496
Total Global Cards	1,220	1,199	1,370	1,214	1,257	1,057	1,450	945	1,239	4,086	5,003	4,709

Consumer Banking:
North America	949	1,067	1,037	949	750	891	59	(920)	(333)	3,642	4,002	780
EMEA	151	165	151	84	33	89	13	72	1	180	551	207
Latin America	187	215	233	368	169	183	102	206	271	796	1,003	660
Asia	443	441	296	(117)	306	310	23	200	199	1,484	1,063	839
Total Consumer Banking	1,730	1,888	1,717	1,284	1,258	1,473	197	(442)	138	6,102	6,619	2,486

Institutional Clients Group (ICG):
North America	887	992	664	990	1,261	1,461	(720)	(8,735)	(5,955)	4,446	3,533	(6,733)
EMEA	634	342	489	545	694	804	(26)	(3,372)	(1,142)	1,140	2,010	(1,900)
Latin America	326	252	297	237	366	391	407	466	382	1,260	1,112	1,630
Asia	499	440	430	587	596	728	606	918	358	1,749	1,956	2,848
Total Institutional Clients Group (ICG):	2,346	2,026	1,880	2,359	2,917	3,384	267	(10,723)	(6,357)	8,595	8,611	(4,155)

Global Wealth Management:
North America	228	289	342	350	361	334	334	386	165	1,142	1,209	1,415
EMEA	3	5	7	8	7	46	4	20	26	8	23	77
Latin America	11	12	12	13	15	29	12	16	26	61	48	72
Asia	45	40	38	40	65	103	140	102	77	33	163	410
Total Global Wealth Management	287	346	399	411	448	512	490	524	294	1,244	1,443	1,974

Corporate / Other	(87)	(240)	(129)	(198)	(912)	(283)	(225)	(167)	(437)	(668)	(654)	(1,587)

Income (Loss) From Continuing Operations	5,496	5,219	5,237	5,070	4,968	6,143	2,179	(9,863)	(5,123)	19,359	21,022	3,427

Discontinued Operations	143	46	268	59	44	83	33	30	12	5,279	516	190

Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	—	—	(49)	—	—

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$24,589	$21,538	$3,617

Reclassified to conform to the current period’s presentation.

CITIGROUP – NET INCOME REGIONAL VIEW (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

North America
Global Cards	$928	$882	$1,088	$989	$872	$711	$808	$322	$537	$2,721	$3,887	$2,713
Consumer Banking	949	1,067	1,037	949	750	891	59	(920)	(333)	3,642	4,002	780
Institutional Clients Group	887	992	664	990	1,261	1,461	(720)	(8,735)	(5,955)	4,446	3,533	(6,733)
Securities & Banking	872	967	624	971	1,227	1,409	(780)	(8,785)	(6,034)	4,342	3,434	(6,929)
Transaction Services	15	25	40	19	34	52	60	50	79	104	99	196
Global Wealth Management	228	289	342	350	361	334	334	386	165	1,142	1,209	1,415
Total North America	2,992	3,230	3,131	3,278	3,244	3,397	481	(8,947)	(5,586)	11,951	12,631	(1,825)

EMEA
Global Cards	33	41	54	18	45	53	38	131	55	183	146	267
Consumer Banking	151	165	151	84	33	89	13	72	1	180	551	207
Institutional Clients Group	634	342	489	545	694	804	(26)	(3,372)	(1,142)	1,140	2,010	(1,900)
Securities & Banking	529	236	375	407	544	631	(205)	(3,543)	(1,364)	817	1,547	(2,573)
Transaction Services	105	106	114	138	150	173	179	171	222	323	463	673
Global Wealth Management	3	5	7	8	7	46	4	20	26	8	23	77
Total EMEA	821	553	701	655	779	992	29	(3,149)	(1,060)	1,511	2,730	(1,349)

Latin America
Global Cards	185	211	144	112	235	184	563	251	516	672	652	1,233
Consumer Banking	187	215	233	368	169	183	102	206	271	796	1,003	660
Institutional Clients Group	326	252	297	237	366	391	407	466	382	1,260	1,112	1,630
Securities & Banking	262	187	229	176	289	301	297	334	250	1,033	854	1,221
Transaction Services	64	65	68	61	77	90	110	132	132	227	258	409
Global Wealth Management	11	12	12	13	15	29	12	16	26	61	48	72
Total Latin America	709	690	686	730	785	787	1,084	939	1,195	2,789	2,815	3,595

Asia
Global Cards	74	65	84	95	105	109	41	241	131	510	318	496
Consumer Banking	443	441	296	(117)	306	310	23	200	199	1,484	1,063	839
Institutional Clients Group	499	440	430	587	596	728	606	918	358	1,749	1,956	2,848
Securities & Banking	358	295	266	426	409	527	364	604	59	1,255	1,345	1,904
Transaction Services	141	145	164	161	187	201	242	314	299	494	611	944
Global Wealth Management	45	40	38	40	65	103	140	102	77	33	163	410
Total Asia	1,061	986	848	605	1,072	1,250	810	1,461	765	3,776	3,500	4,593

Corporate / Other	(87)	(240)	(129)	(198)	(912)	(283)	(225)	(167)	(437)	(668)	(654)	(1,587)

Income (Loss) From Continuing Operations	5,496	5,219	5,237	5,070	4,968	6,143	2,179	(9,863)	(5,123)	19,359	21,022	3,427

Discontinued Operations	143	46	268	59	44	83	33	30	12	5,279	516	190

Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	—	—	(49)	—	—

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$24,589	$21,538	$3,617

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES PRODUCT VIEW (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Global Cards:
North America	$3,327	$3,353	$3,552	$3,673	$3,407	$3,298	$3,510	$3,678	$3,343	$13,186	$13,905	$13,893
EMEA	295	329	329	355	377	506	599	600	622	1,279	1,308	2,082
Latin America	511	689	724	802	867	990	1,728	1,218	1,776	1,632	2,726	4,803
Asia	490	505	477	504	513	531	538	818	675	1,989	1,976	2,400
Total Global Cards	4,623	4,876	5,082	5,334	5,164	5,325	6,375	6,314	6,416	18,086	19,915	23,178

Consumer Banking:
North America	3,649	3,933	3,956	3,988	4,058	4,224	4,164	4,545	4,485	15,225	15,526	16,991
EMEA	977	1,031	1,025	1,049	1,070	1,113	1,141	1,247	1,241	3,926	4,082	4,571
Latin America	827	854	848	1,211	946	996	1,071	1,172	1,048	3,234	3,740	4,185
Asia	1,453	1,520	1,485	852	1,458	1,475	1,442	1,422	1,558	5,654	5,310	5,797
Total Consumer Banking	6,906	7,338	7,314	7,100	7,532	7,808	7,818	8,386	8,332	28,039	28,658	31,544

Institutional Clients Group (ICG):
North America	3,582	3,380	2,330	3,740	4,245	4,026	110	(11,421)	(7,824)	13,320	13,032	(3,040)
EMEA	2,296	2,043	2,166	2,253	2,827	2,993	1,398	(2,983)	133	6,849	8,758	4,235
Latin America	779	711	793	808	965	985	1,103	1,153	1,012	2,829	3,091	4,206
Asia	1,428	1,331	1,257	1,750	1,616	2,257	2,006	2,460	1,721	4,922	5,766	8,339
Total Institutional Clients Group (ICG):	8,085	7,465	6,546	8,551	9,653	10,261	4,617	(10,791)	(4,958)	27,920	30,647	13,740

Global Wealth Management:
North America	2,153	2,148	2,152	2,337	2,385	2,441	2,455	2,509	2,376	7,628	8,790	9,790
EMEA	75	83	83	90	108	137	139	159	170	294	331	543
Latin America	75	80	80	83	91	92	92	98	100	327	318	373
Asia	180	181	171	206	234	527	833	698	633	434	738	2,292
Total Global Wealth Management	2,483	2,492	2,486	2,716	2,818	3,197	3,519	3,464	3,279	8,683	10,177	12,998

Corporate / Other	(209)	(281)	(298)	(156)	17	(261)	(139)	(370)	(49)	(581)	(944)	(753)

Total Net Revenues	$21,888	$21,890	$21,130	$23,545	$25,184	$26,330	$22,190	$7,003	$13,020	$82,147	$88,453	$80,707

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

North America
Global Cards	$3,327	$3,353	$3,552	$3,673	$3,407	$3,298	$3,510	$3,678	$3,343	$13,186	$13,905	$13,893
Consumer Banking	3,649	3,933	3,956	3,988	4,058	4,224	4,164	4,545	4,485	15,225	15,526	16,991
Institutional Clients Group	3,582	3,380	2,330	3,740	4,245	4,026	110	(11,421)	(7,824)	13,320	13,032	(3,040)
Securities & Banking	3,264	3,047	2,007	3,424	3,907	3,655	(336)	(11,889)	(8,317)	12,259	11,742	(4,663)
Transaction Services	318	333	323	316	338	371	446	468	493	1,061	1,290	1,623
Global Wealth Management	2,153	2,148	2,152	2,337	2,385	2,441	2,455	2,509	2,376	7,628	8,790	9,790
Total North America	12,711	12,814	11,990	13,738	14,095	13,989	10,239	(689)	2,380	49,359	51,253	37,634

EMEA
Global Cards	295	329	329	355	377	506	599	600	622	1,279	1,308	2,082
Consumer Banking	977	1,031	1,025	1,049	1,070	1,113	1,141	1,247	1,241	3,926	4,082	4,571
Institutional Clients Group	2,296	2,043	2,166	2,253	2,827	2,993	1,398	(2,983)	133	6,849	8,758	4,235
Securities & Banking	1,808	1,508	1,629	1,666	2,229	2,313	674	(3,762)	(680)	5,093	6,611	1,454
Transaction Services	488	535	537	587	598	680	724	779	813	1,756	2,147	2,781
Global Wealth Management	75	83	83	90	108	137	139	159	170	294	331	543
Total EMEA	3,643	3,486	3,603	3,747	4,382	4,749	3,277	(977)	2,166	12,348	14,479	11,431

Latin America
Global Cards	511	689	724	802	867	990	1,728	1,218	1,776	1,632	2,726	4,803
Consumer Banking	827	854	848	1,211	946	996	1,071	1,172	1,048	3,234	3,740	4,185
Institutional Clients Group	779	711	793	808	965	985	1,103	1,153	1,012	2,829	3,091	4,206
Securities & Banking	585	502	583	581	730	724	812	812	680	2,119	2,251	3,078
Transaction Services	194	209	210	227	235	261	291	341	332	710	840	1,128
Global Wealth Management	75	80	80	83	91	92	92	98	100	327	318	373
Total Latin America	2,192	2,334	2,445	2,904	2,869	3,063	3,994	3,641	3,936	8,022	9,875	13,567

Asia
Global Cards	490	505	477	504	513	531	538	818	675	1,989	1,976	2,400
Consumer Banking	1,453	1,520	1,485	852	1,458	1,475	1,442	1,422	1,558	5,654	5,310	5,797
Institutional Clients Group	1,428	1,331	1,257	1,750	1,616	2,257	2,006	2,460	1,721	4,922	5,766	8,339
Securities & Banking	1,040	906	821	1,280	1,137	1,722	1,398	1,749	1,012	3,535	4,047	6,006
Transaction Services	388	425	436	470	479	535	608	711	709	1,387	1,719	2,333
Global Wealth Management	180	181	171	206	234	527	833	698	633	434	738	2,292
Total Asia	3,551	3,537	3,390	3,312	3,821	4,790	4,819	5,398	4,587	12,999	13,790	18,828

Corporate / Other	(209)	(281)	(298)	(156)	17	(261)	(139)	(370)	(49)	(581)	(944)	(753)

Total Net Revenues	$21,888	$21,890	$21,130	$23,545	$25,184	$26,330	$22,190	$7,003	$13,020	$82,147	$88,453	$80,707

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$2,065	$2,189	$2,228	$2,315	$2,301	$2,680	$2,740	$3,028	$2,727	$8,428	$8,797	$10,749
Non-Interest Revenue	2,558	2,687	2,854	3,019	2,863	2,645	3,635	3,286	3,689	9,658	11,118	12,429
Total Revenues, Net of Interest Expense (1)	4,623	4,876	5,082	5,334	5,164	5,325	6,375	6,314	6,416	18,086	19,915	23,178
Total Operating Expenses	2,257	2,361	2,272	2,478	2,412	2,490	2,624	3,095	2,610	8,654	9,368	10,621
Net Credit Losses	692	811	842	887	870	850	1,049	1,123	1,252	3,551	3,232	3,892
Credit Reserve Build / (Release)	13	(137)	(65)	43	(9)	425	506	653	623	(56)	(146)	1,575
Provision for Benefits & Claims	20	25	26	18	20	13	20	15	20	—	89	68
Provision for Loan Losses and for Benefits and Claims	725	699	803	948	881	1,288	1,575	1,791	1,895	3,495	3,175	5,535
Income Before Taxes and Minority Interest	1,641	1,816	2,007	1,908	1,871	1,547	2,176	1,428	1,911	5,937	7,372	7,022
Income Taxes and Minority Interest	421	617	637	694	614	490	726	483	672	1,851	2,369	2,313
Net Income	$1,220	$1,199	$1,370	$1,214	$1,257	$1,057	$1,450	$945	$1,239	$4,086	$5,003	$4,709
Average Assets (in billions of dollars)	$95	$98	$101	$101	$105	$110	$114	$124	$124	$96	$99	$113
Return on Assets	5.21%	4.91%	5.38%	4.77%	4.86%	3.85%	5.05%	3.02%	4.02%	4.26%	5.05%	4.17%
Net Credit Loss Ratio	3.94%	4.37%	4.44%	4.67%	4.70%	4.26%	5.00%	4.78%	5.39%
Average Risk Capital	$7,909	$8,060	$8,084	$8,099	$8,216	$8,417	$8,738	$9,412	$14,799	$7,742	$8,038	$8,696
Return on Risk Capital	63%	60%	67%	59%	62%	50%	66%	40%	34%	53%	62%	54%
Return on Invested Capital	27%	26%	29%	25%	26%	22%	29%	18%	18%	22%	27%	24%

KEY INDICATORS

EOP Open Accounts (in millions)
North America	133.6	146.9	153.7	155.9	152.6	150.1	149.1	151.9	148.6
EMEA	5.6	5.7	5.8	6.0	6.3	8.7	8.9	9.1	9.5
Latin America	6.4	9.5	9.8	10.2	11.7	12.0	12.4	12.9	12.9
Asia	14.6	14.8	15.1	14.7	13.8	14.1	14.3	15.4	15.7
Total	160.2	176.9	184.4	186.8	184.4	184.9	184.7	189.3	186.7

Purchase Sales (in billions of dollars)
North America	$69.8	$79.3	$78.4	$82.5	$73.8	$83.5	$83.1	$89.3	$76.9
EMEA	3.3	3.8	3.9	4.4	4.3	6.4	7.5	8.3	7.6
Latin America	3.8	4.8	5.6	6.5	5.8	6.8	7.4	8.4	8.2
Asia	10.3	11.1	11.1	12.1	11.6	12.6	13.1	14.8	14.7
Total	$87.2	$99.0	$99.0	$105.5	$95.5	$109.3	$111.1	$120.8	$107.4

Average Managed Loans (2):
North America (managed basis)	$142.0	$143.0	$145.7	$145.1	$144.3	$143.2	$145.3	$150.5	$152.7
EMEA	6.1	6.5	6.7	7.4	7.8	12.1	14.8	15.8	16.4
Latin America	6.5	7.6	8.5	9.3	10.2	11.7	12.3	13.5	14.1
Asia	11.7	12.0	12.3	12.9	13.2	13.9	14.8	16.0	17.1
Total	$166.3	$169.1	$173.2	$174.7	$175.5	$180.9	$187.2	$195.8	$200.3

(1)      The 2006 first quarter, 2006 second quarter, 2006 third quarter, 2006 fourth quarter, 2007 first quarter, 2007 second quarter, 2007 third quarter, 2007 fourth quarter and 2008 first quarter include releases of $90 million, $125 million, $109 million, $74 million, $98 million, $144 million, $73 million, $157 million and $58 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)      Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

KEY INDICATORS (continued) (1)

Managed Average Yield
North America (managed basis)	14.05%	13.74%	13.92%	14.00%	14.21%	14.17%	14.40%	13.87%	13.41%
EMEA	16.34%	16.81%	17.23%	17.23%	17.67%	16.34%	16.10%	15.28%	15.62%
Latin America	29.23%	29.80%	29.31%	29.72%	28.28%	29.24%	28.68%	26.27%	28.44%
Asia	14.06%	13.82%	13.48%	13.73%	13.72%	14.04%	13.78%	13.89%	13.82%
Global Total	14.75%	14.59%	14.78%	14.96%	15.13%	15.27%	15.41%	14.83%	14.67%

Managed Net Interest Revenue as a % of Average Managed Loans
North America (managed basis)	10.38%	9.81%	10.19%	10.28%	10.07%	10.28%	10.50%	10.07%	10.09%
EMEA	13.41%	13.96%	13.75%	13.46%	13.28%	13.99%	13.05%	11.65%	12.28%
Latin America	16.69%	20.55%	20.71%	21.47%	21.25%	23.90%	23.26%	21.13%	22.93%
Asia	10.45%	9.96%	9.15%	9.58%	10.17%	10.49%	10.16%	10.21%	10.04%
Global Total	10.74%	10.47%	10.77%	10.96%	10.86%	11.43%	11.52%	10.97%	11.17%

Coincident Managed Net Credit Loss Ratio
North America (managed basis)	3.85%	4.06%	4.21%	4.31%	4.60%	4.51%	4.51%	5.10%	5.81%
EMEA	4.20%	7.32%	3.25%	4.68%	3.21%	2.71%	4.79%	0.81%	3.53%
Latin America	4.53%	6.00%	7.99%	8.29%	8.75%	6.84%	9.65%	9.01%	10.25%
Asia	2.85%	3.40%	3.85%	3.73%	3.19%	3.32%	3.11%	3.06%	3.17%
Global Total	3.82%	4.22%	4.33%	4.50%	4.67%	4.45%	4.76%	4.85%	5.71%

Managed Net Credit Margin as a % of Average Managed Loans
North America (managed basis)	8.08%	7.52%	7.51%	7.95%	7.48%	7.43%	8.03%	7.67%	7.14%
EMEA	15.47%	13.09%	16.11%	14.43%	16.46%	14.02%	11.25%	14.29%	11.72%
Latin America	27.18%	30.59%	25.64%	25.81%	25.89%	26.98%	46.08%	26.73%	40.43%
Asia	14.17%	13.42%	11.54%	11.79%	12.53%	12.02%	11.32%	17.27%	12.69%
Global Total	9.53%	9.19%	9.02%	9.46%	9.32%	9.49%	11.04%	10.30%	10.33%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans
North America (managed basis)	1.72%	1.58%	1.60%	1.62%	1.57%	1.47%	1.60%	1.77%	1.96%
EMEA	2.35%	1.51%	2.09%	1.59%	1.91%	1.99%	1.79%	1.52%	1.61%
Latin America	3.00%	3.58%	4.04%	3.84%	3.39%	3.79%	3.67%	3.92%	3.75%
Asia	1.69%	2.06%	1.78%	1.54%	1.59%	1.43%	1.43%	1.50%	1.49%
Global Total	1.79%	1.71%	1.75%	1.73%	1.70%	1.66%	1.74%	1.88%	2.02%

(1)             Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 3 North America (In millions of dollars)

		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
		2006	2006	2006	2006	2007	2007	2007	2007	2008

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS (1)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues		$3,327	$3,353	$3,552	$3,673	$3,407	$3,298	$3,510	$3,678	$3,343
Net Impact of Cardit Card Securitization Activity (2)		870	818	795	849	929	998	1,124	1,200	1,610
Total Managed Revenues		$4,197	$4,171	$4,347	$4,522	$4,336	$4,296	$4,634	$4,878	$4,953

Return on Managed Assets		2.45%	2.29%	2.74%	2.51%	2.26%	1.84%	2.04%	0.79%	1.32%

Average Managed Loans	Securitized	$94.7	$94.6	$97.5	$99.2	$97.4	$97.6	$101.0	$99.8	$105.8
(in billions of dollars)	Held for Sale	0.3	—	0.5	0.2	3.0	3.3	3.0	2.7	1.0
	On Balance Sheet	47.0	48.4	47.7	45.7	43.9	42.3	41.3	48.0	45.9
	Total	$142.0	$143.0	$145.7	$145.1	$144.3	$143.2	$145.3	$150.5	$152.7

	Citi Branded	$93.3	$93.8	$94.6	$93.4	$92.6	$91.6	$92.4	$95.3	$96.8
	Retail Partners	48.7	49.2	51.1	51.7	51.7	51.6	52.9	55.2	55.9
	Total	$142.0	$143.0	$145.7	$145.1	$144.3	$143.2	$145.3	$150.5	$152.7

EOP Managed Loans	Citi Branded	$92.8	$94.7	$94.4	$95.3	$91.6	$92.9	$93.6	$98.7	$96.3
	Retail Partners	47.7	50.9	51.6	54.1	50.9	52.3	53.8	57.9	54.4
	Total	$140.5	$145.6	$146.0	$149.4	$142.5	$145.2	$147.4	$156.6	$150.7

Managed Average Yield (3)	Citi Branded	12.29%	11.91%	11.90%	12.12%	12.31%	12.25%	12.50%	12.12%	11.46%
	Retail Partners	17.43%	17.24%	17.66%	17.39%	17.60%	17.59%	17.71%	16.90%	16.77%
	Total	14.05%	13.74%	13.92%	14.00%	14.21%	14.17%	14.40%	13.87%	13.41%

Managed Net Interest Revenue	Citi Branded	$2,007	$1,846	$1,842	$1,882	$1,784	$1,797	$1,885	$1,886	$1,894
(in millions of dollars) (4)	Retail Partners	1,628	1,653	1,901	1,876	1,798	1,873	1,962	1,935	1,935
	Total	$3,635	$3,499	$3,743	$3,758	$3,582	$3,670	$3,847	$3,821	$3,829

Managed Net Interest Revenue as	Citi Branded	8.72%	7.89%	7.73%	7.99%	7.81%	7.87%	8.09%	7.85%	7.87%
a % of Average Managed Loans	Retail Partners	13.56%	13.48%	14.76%	14.40%	14.10%	14.56%	14.71%	13.91%	13.92%
	Total	10.38%	9.81%	10.19%	10.28%	10.07%	10.28%	10.50%	10.07%	10.09%

Managed Net Credit Margin	Citi Branded	$1,888	$1,697	$1,620	$1,747	$1,644	$1,593	$1,732	$1,790	$1,658
(in millions of dollars) (5)	Retail Partners	942	985	1,138	1,161	1,017	1,059	1,210	1,121	1,053
	Total	$2,830	$2,682	$2,758	$2,908	$2,661	$2,652	$2,942	$2,911	$2,711

Managed Net Credit Margin as	Citi Branded	8.21%	7.26%	6.79%	7.42%	7.20%	6.98%	7.44%	7.45%	6.89%
a % of Average Managed Loans	Retail Partners	7.84%	8.03%	8.84%	8.91%	7.98%	8.23%	9.07%	8.06%	7.58%
	Total	8.08%	7.52%	7.51%	7.95%	7.48%	7.43%	8.03%	7.67%	7.14%

Managed Net Credit Losses	Citi Branded	$712	$794	$873	$817	$876	$878	$900	$1,034	$1,187
	Retail Partners	635	653	674	761	759	733	753	899	1,018
	Total	$1,347	$1,447	$1,547	$1,578	$1,635	$1,611	$1,653	$1,933	$2,205

Coincident Managed Net	Citi Branded	3.09%	3.40%	3.66%	3.47%	3.84%	3.84%	3.86%	4.30%	4.93%
Credit Loss Ratio:	Retail Partners	5.29%	5.32%	5.23%	5.84%	5.95%	5.70%	5.65%	6.46%	7.32%
	Total	3.85%	4.06%	4.21%	4.31%	4.60%	4.51%	4.51%	5.10%	5.81%

Managed Loans 90+Days Past Due	Citi Branded	$1,143	$1,172	$1,218	$1,248	$1,191	$1,138	$1,248	$1,489	$1,616
	Retail Partners	1,273	1,132	1,111	1,165	1,045	997	1,112	1,286	1,337
	Total	$2,416	$2,304	$2,329	$2,413	$2,236	$2,135	$2,360	$2,775	$2,953

% of EOP Managed Loans	Citi Branded	1.23%	1.24%	1.29%	1.31%	1.30%	1.22%	1.33%	1.51%	1.68%
	Retail Partners	2.67%	2.22%	2.15%	2.15%	2.05%	1.91%	2.07%	2.22%	2.46%
	Total	1.72%	1.58%	1.60%	1.62%	1.57%	1.47%	1.60%	1.77%	1.96%

(1)	Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)	Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

(3)	Gross interest revenue earned divided by average managed loans.

(4)	Includes certain fees that are recorded as interest revenue.

(5)	Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

CONSUMER BANKING

Net Interest Revenue	$5,074	$5,203	$5,216	$4,664	$5,296	$5,491	$5,546	$5,590	$5,959	$20,523	$20,157	$21,923
Non-Interest Revenue	1,833	2,135	2,098	2,436	2,236	2,317	2,272	2,796	2,373	7,516	8,501	9,621
Total Revenues, Net of Interest Expense	6,906	7,338	7,314	7,100	7,532	7,808	7,818	8,386	8,332	28,039	28,658	31,544
Total Operating Expenses	3,831	3,720	3,743	4,094	4,050	4,227	4,519	4,503	4,590	13,515	15,388	17,299
Net Credit Losses	931	932	966	1,155	1,242	1,224	1,492	1,869	2,413	5,098	3,984	5,827
Credit Reserve Build / (Release)	(196)	(212)	(9)	(56)	314	60	1,504	2,856	1,147	(401)	(473)	4,734
Provision for Benefits & Claims	162	169	194	163	190	158	183	182	203	708	688	713
Provision for Loan Losses and for Benefits and Claims	897	889	1,151	1,262	1,746	1,442	3,179	4,907	3,763	5,405	4,199	11,274
Income Before Taxes and Minority Interest	2,178	2,729	2,420	1,744	1,736	2,139	120	(1,024)	(21)	9,119	9,071	2,971
Income Taxes	438	819	688	446	469	649	(84)	(592)	(161)	2,955	2,391	442
Minority Interest, Net of Tax	10	22	15	14	9	17	7	10	2	62	61	43
Net Income	$1,730	$1,888	$1,717	$1,284	$1,258	$1,473	$197	$(442)	$138	$6,102	$6,619	$2,486
Average Assets (in billions of dollars)	$439	$456	$490	$546	$574	$602	$594	$587	$587	$411	$483	$589
Return on Assets	1.60%	1.66%	1.39%	0.93%	0.89%	0.98%	0.13%	(0.30)%	0.09%	1.48%	1.37%	0.42%
Average Risk Capital	$17,419	$17,194	$17,574	$18,944	$20,920	$22,746	$21,811	$20,909	$28,088	$18,137	$17,783	$21,597
Return on Risk Capital	40%	44%	39%	27%	24%	26%	4%	(8)%	2%	34%	37%	12%
Return on Invested Capital	19%	21%	19%	14%	13%	14%	2%	(3)%	1%	16%	18%	6%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$562	$586	$557	$(139)	$415	$344	$263	$113	$264	$2,394	$1,566	$1,135
Non-Interest Revenue	3	(2)	(2)	11	7	1	1	13	13	(10)	10	22
Total Revenues, Net of Interest Expense	565	584	555	(128)	422	345	264	126	277	2,384	1,576	1,157
Total Operating Expenses	178	171	151	213	126	102	251	97	95	749	713	576
Net Credit Losses	215	242	277	266	302	302	324	314	317	985	1,000	1,242
Credit Reserve Build / (Release)	—	5	112	—	4	14	161	—	—	—	117	179
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	—	—	(1)	1	—
Provision for Loan Losses and for Benefits and Claims	216	247	388	267	306	316	485	314	317	984	1,118	1,421
Income Before Taxes and Minority Interest	171	166	16	(608)	(10)	(73)	(472)	(285)	(135)	651	(255)	(840)
Income Taxes	51	50	(1)	(222)	(12)	(33)	(174)	(101)	(49)	200	(122)	(320)
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$120	$116	$17	$(386)	$2	$(40)	$(298)	$(184)	$(86)	$451	$(133)	$(520)
Average Assets (in billions of dollars)	$10	$11	$11	$11	$10	$10	$9	$9	$9	$11	$11	$10
Return on Assets	4.87%	4.23%	0.61%	(13.92)%	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	4.10%	(1.21)%	(5.20)%

CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$4,512	$4,617	$4,659	$4,803	$4,881	$5,147	$5,283	$5,477	$5,695	$18,129	$18,591	$20,788
Non-Interest Revenue	1,829	2,137	2,100	2,425	2,229	2,316	2,271	2,783	2,360	7,526	8,491	9,599
Total Revenues, Net of Interest Expense	6,341	6,754	6,759	7,228	7,110	7,463	7,554	8,260	8,055	25,655	27,082	30,387
Total Operating Expenses	3,653	3,549	3,592	3,881	3,924	4,125	4,268	4,406	4,495	12,766	14,675	16,723
Net Credit Losses	716	690	689	889	940	922	1,168	1,555	2,096	4,113	2,984	4,585
Credit Reserve Build / (Release)	(196)	(217)	(121)	(56)	310	46	1,343	2,856	1,147	(401)	(590)	4,555
Provision for Benefits & Claims	161	169	195	162	190	158	183	182	203	709	687	713
Provision for Loan Losses and for Benefits and Claims	681	642	763	995	1,440	1,126	2,694	4,593	3,446	4,421	3,081	9,853
Income Before Taxes and Minority Interest	2,007	2,563	2,404	2,352	1,746	2,212	592	(739)	114	8,468	9,326	3,811
Income Taxes	387	769	689	668	481	682	90	(491)	(112)	2,755	2,513	762
Minority Interest, Net of Tax	10	22	15	14	9	17	7	10	2	62	61	43
Net Income	$1,610	$1,772	$1,700	$1,670	$1,256	$1,513	$495	$(258)	$224	$5,651	$6,752	$3,006
Average Assets (in billions of dollars)	$429	$445	$479	$535	$564	$592	$585	$578	$578	$400	$472	$579
Return on Assets	1.52%	1.60%	1.41%	1.24%	0.90%	1.03%	0.34%	-0.18%	0.16%	1.41%	5.77%	2.09%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

KEY INDICATORS

Branches
Citibank	3,553	3,612	3,704	3,862	3,976	4,098	4,149	4,327	4,385
CitiFinancial (excluding Consumer Finance Japan)	3,560	3,732	3,903	4,111	4,112	4,052	4,093	4,148	4,014
	7,113	7,344	7,607	7,973	8,088	8,150	8,242	8,475	8,399
Consumer Finance Japan	325	324	324	135	51	51	51	51	41
Total	7,438	7,668	7,931	8,108	8,139	8,201	8,293	8,526	8,440
North America	3,203	3,251	3,351	3,439	3,487	3,432	3,481	3,544	3,568
EMEA	942	989	1,021	1,065	1,023	1,023	1,033	1,051	1,093
Latin America	2,051	2,128	2,223	2,391	2,510	2,626	2,651	2,734	2,634
Asia (excluding CF Japan)	917	976	1,012	1,078	1,068	1,069	1,077	1,146	1,104
	7,113	7,344	7,607	7,973	8,088	8,150	8,242	8,475	8,399
Consumer Finance Japan	325	324	324	135	51	51	51	51	41
Total	7,438	7,668	7,931	8,108	8,139	8,201	8,293	8,526	8,440

Accounts (in millions)
North America	27.4	27.9	28.2	28.4	31.5	30.7	31.5	31.9	32.7
EMEA	10.0	10.3	10.6	11.0	11.1	12.6	12.7	12.8	13.0
Latin America	15.0	15.7	16.5	17.1	18.4	17.4	18.0	18.8	18.2
Asia (excluding Consumer Finance Japan)	16.5	16.8	17.2	16.7	17.2	17.7	18.2	19.8	20.1
	68.9	70.7	72.5	73.2	78.2	78.4	80.4	83.3	84.0
Consumer Finance Japan	1.5	1.5	1.5	1.4	1.4	1.3	1.2	1.2	1.1
Total	70.4	72.2	74.0	74.6	79.6	79.7	81.6	84.5	85.1

Average Deposits (in billions of dollars)
North America	$97.6	$99.4	$104.2	$111.7	$117.4	$118.7	$120.8	$122.0	$122.7
EMEA	31.0	32.8	32.7	33.0	33.9	42.6	48.0	48.6	50.5
Latin America	33.1	32.2	33.4	33.6	34.3	38.1	39.0	40.3	41.4
Asia	80.4	81.6	82.4	83.9	86.6	87.7	88.8	92.9	97.7
Total	$242.1	$246.0	$252.7	$262.2	$272.2	$287.1	$296.6	$303.8	$312.3

Investment Sales (in billions of dollars)
North America	$1.4	$1.3	$1.2	$1.2	$1.5	$1.4	$1.3	$1.4	$1.5
EMEA	5.1	4.7	4.3	4.8	6.2	6.6	6.6	6.6	5.9
Latin America	18.6	18.6	17.7	15.8	18.3	17.5	16.2	13.2	14.6
Asia	7.4	8.5	6.9	8.3	10.9	13.6	13.8	16.0	10.0
Total	$32.5	$33.1	$30.1	$30.1	$36.9	$39.1	$37.9	$37.3	$32.0

Investment AUMs (in billions of dollars)
North America	$31.2	$31.3	$32.5	$34.4	$34.9	$37.0	$37.9	$37.5	$34.4
EMEA	24.1	24.1	25.5	28.1	29.0	31.5	33.1	34.3	33.2
Latin America	25.6	26.5	27.6	28.3	30.2	32.1	33.4	33.9	34.5
Asia	40.0	40.6	43.3	46.2	48.1	52.4	57.1	59.1	54.3
Total	$120.9	$122.5	$128.9	$137.0	$142.2	$153.0	$161.5	$164.8	$156.4

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 3 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

KEY INDICATORS (Continued):

Average Loans (in billions of dollars)
North America	$241.4	$253.0	$258.1	$267.3	$277.3	$286.0	$293.2	$302.6	$307.2
EMEA	27.0	28.9	29.5	30.7	31.3	36.0	38.5	40.5	41.1
Latin America	10.2	9.8	10.3	10.9	11.2	13.1	13.9	14.6	14.6
Asia (excluding CF Japan)	37.1	37.8	39.1	41.5	43.4	45.3	46.4	49.5	51.9
	315.7	329.5	337.0	350.4	363.2	380.4	392.0	407.2	414.8
Consumer Finance Japan	9.6	9.9	9.7	9.5	9.0	8.5	8.5	8.5	8.9
Total	$325.3	$339.4	$346.7	$359.9	$372.2	$388.9	$400.5	$415.7	$423.7

EOP Loans (in billions of dollars)
North America	$247.9	$255.2	$261.1	$272.1	$280.3	$288.2	$298.5	$303.2	$306.1
EMEA	27.2	28.9	29.4	31.0	31.6	37.4	39.2	39.6	42.2
Latin America	9.9	9.9	10.4	11.0	11.7	13.5	14.1	14.9	14.6
Asia (excluding CF Japan)	36.6	38.2	40.0	42.4	44.4	45.8	47.8	51.1	52.1
	321.6	332.2	340.9	356.5	368.0	384.9	399.6	408.8	415.0
Consumer Finance Japan	9.6	9.9	9.6	9.2	9.0	8.2	8.5	8.3	9.1
Total	$331.2	$342.1	$350.5	$365.7	$377.0	$393.1	$408.1	$417.1	$424.1

Net Interest Revenue as a % of Average Loans
North America	4.59%	4.42%	4.25%	4.18%	4.29%	4.26%	4.16%	4.05%	4.29%
EMEA	9.49%	9.28%	9.04%	8.84%	8.57%	7.84%	7.53%	8.09%	8.19%
Latin America	22.71%	22.68%	23.36%	23.57%	22.66%	21.15%	20.66%	20.50%	20.43%
Asia (excluding CF Japan)	6.32%	6.45%	6.28%	6.22%	6.18%	6.36%	6.47%	6.47%	6.49%
	5.79%	5.61%	5.48%	5.43%	5.45%	5.43%	5.35%	5.34%	5.52%
Consumer Finance Japan	23.74%	23.74%	22.68%	(5.80)%	18.70%	16.18%	12.28%	5.27%	11.93%
Total	6.32%	6.14%	5.97%	5.14%	5.77%	5.67%	5.50%	5.34%	5.66%

Net Credit Losses as a % of Average Loans
North America	0.72%	0.66%	0.67%	0.82%	0.84%	0.87%	1.01%	1.40%	2.02%
EMEA	2.79%	2.42%	2.23%	2.79%	3.31%	2.29%	2.47%	2.67%	2.86%
Latin America	1.40%	1.75%	0.97%	1.60%	1.41%	0.46%	2.51%	2.96%	3.78%
Asia (excluding CF Japan)	0.72%	0.57%	0.65%	0.69%	0.66%	0.72%	0.78%	0.82%	0.98%
	0.92%	0.84%	0.81%	1.01%	1.05%	0.97%	1.18%	1.52%	2.03%
Consumer Finance Japan	9.08%	9.80%	11.28%	11.11%	13.61%	14.20%	15.12%	14.66%	14.33%
Total	1.16%	1.10%	1.11%	1.27%	1.35%	1.26%	1.48%	1.78%	2.29%

Loans 90+ Days Past Due as a % of EOP Loans
North America	1.27%	1.21%	1.28%	1.34%	1.37%	1.49%	1.80%	2.13%	2.38%
EMEA	1.26%	1.41%	1.46%	1.45%	1.35%	2.91%	1.15%	1.00%	1.08%
Latin America	3.85%	3.60%	3.50%	3.30%	2.96%	2.86%	2.96%	3.07%	3.98%
Asia (excluding CF Japan)	0.78%	0.68%	0.65%	0.58%	0.53%	0.53%	0.55%	0.54%	0.57%
	1.29%	1.24%	1.29%	1.32%	1.31%	1.56%	1.63%	1.86%	2.08%
Consumer Finance Japan	1.69%	1.79%	2.12%	2.31%	2.35%	2.53%	2.53%	2.20%	2.35%
Total	1.30%	1.25%	1.31%	1.35%	1.34%	1.58%	1.65%	1.86%	2.08%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 4 North America (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
Average Loans	$171.8	$182.0	$187.0	$195.3	$202.2	$210.2	$214.2	$219.5	$219.9
EOP Loans	$177.8	$185.1	$190.4	$197.7	$205.3	$211.5	$218.0	$218.6	$217.6
Originations (excl. CFNA/CBNA)	$32.4	$38.6	$35.8	$35.3	$39.6	$46.2	$36.6	$29.5	$34.3
Third Party Mortgage Servicing Portfolio (EOP)	$294.3	$311.1	$339.0	$343.3	$580.2	$585.3	$575.1	$599.6	$645.7
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$10.5	$(11.7)	$74.4	$27.1	$51.8	$129.6	$163.7	$340.4	$192.4
Net Interest Revenue (in millions of dollars)	1,088	1,089	1,078	1,120	1,217	1,242	1,228	1,169	1,311
% of Avg. Loans (excluding NIR for MBS & Warehouse loans)	2.57%	2.40%	2.29%	2.28%	2.44%	2.37%	2.27%	2.11%	2.40%
Net Credit Losses (in millions of dollars)	101	111	107	135	178	216	304	489	887
% of Avg. Loans	0.24%	0.24%	0.23%	0.27%	0.36%	0.41%	0.56%	0.88%	1.62%
Loans 90+ Days Past Due (in millions of dollars)	1,967	1,866	2,044	2,295	2,426	2,910	3,835	4,849	5,654
% of EOP Loans	1.11%	1.01%	1.07%	1.16%	1.18%	1.38%	1.76%	2.22%	2.60%

AUTO LOANS
Average Loans	$12.8	$13.5	$14.3	$15.5	$16.6	$18.2	$19.1	$20.1	$21.2
EOP Loans	$13.1	$13.8	$14.8	$16.1	$17.7	$18.7	$19.5	$20.9	$21.4
Originations	$2.0	$2.0	$2.4	$2.7	$3.1	$2.8	$2.6	$3.1	$2.5
Net Interest Revenue (in millions of dollars)	$291	$304	$309	$327	$335	$352	$358	$370	$387
% of Avg. Loans	9.22%	9.03%	8.57%	8.37%	8.20%	7.76%	7.44%	7.30%	7.34%
Net Credit Losses (in millions of dollars)	$104	$82	$111	$153	$139	$101	$147	$208	$228
% of Avg. Loans	3.30%	2.44%	3.08%	3.92%	3.40%	2.23%	3.05%	4.11%	4.33%
Loans 90+ Days Past Due (in millions of dollars)	$77	$85	$138	$165	$122	$176	$246	$285	$215
% of EOP Loans	0.59%	0.62%	0.93%	1.02%	0.69%	0.94%	1.26%	1.36%	1.00%

STUDENT LOANS
Average Loans	$24.7	$24.7	$23.2	$21.9	$22.5	$20.9	$21.2	$22.0	$24.0
EOP Loans	$24.7	$22.9	$21.8	$21.8	$21.0	$20.1	$21.1	$22.3	$24.5
Originations	$2.9	$1.9	$4.1	$2.1	$2.8	$1.3	$3.1	$1.5	$3.1
Net Interest Revenue (in millions of dollars)	$104	$106	$88	$83	$85	$90	$87	$82	$80
% of Avg. Loans	1.71%	1.86%	1.60%	1.51%	1.64%	1.80%	1.64%	1.46%	1.31%
Net Credit Losses (in millions of dollars)	$2	$5	$6	$5	$4	$6	$8	$12	$13
% of Avg. Loans	0.03%	0.09%	0.11%	0.09%	0.07%	0.12%	0.15%	0.21%	0.21%
Loans 90+ Days Past Due (in millions of dollars)	$729	$747	$726	$775	$879	$806	$776	$721	$796
% of EOP Loans	2.95%	3.26%	3.33%	3.56%	4.19%	4.01%	3.68%	3.23%	3.25%

PERSONAL LOANS & OTHER
Average Loans	$15.0	$15.3	$16.0	$16.2	$16.9	$17.3	$18.4	$19.6	$20.4
EOP Loans	$15.0	$15.6	$16.0	$17.7	$16.9	$17.8	$19.0	$20.2	$20.4
Net Interest Revenue (in millions of dollars)	$1,065	$1,095	$1,105	$1,094	$1,104	$1,167	$1,198	$1,258	$1,282
% of Avg. Loans	28.79%	28.71%	27.57%	26.79%	26.49%	27.06%	25.83%	25.46%	25.28%
Net Credit Losses (in millions of dollars)	$220	$217	$208	$255	$251	$273	$284	$348	$398
% of Avg. Loans	5.95%	5.69%	5.19%	6.24%	6.02%	6.33%	6.12%	7.04%	7.85%
Loans 90+ Days Past Due (in millions of dollars)	$320	$304	$353	$387	$367	$361	$453	$520	$523
% of EOP Loans	2.13%	1.95%	2.21%	2.19%	2.17%	2.03%	2.38%	2.57%	2.56%

COMMERCIAL LOANS
Average Loans	$17.1	$17.5	$17.7	$18.4	$19.1	$19.4	$20.3	$21.4	$21.7
EOP Loans	$17.2	$17.8	$18.1	$18.8	$19.5	$20.0	$20.9	$21.2	$22.2
Net Interest Revenue (in millions of dollars)	$184	$192	$184	$195	$190	$185	$201	$209	$218
% of Avg. Loans	4.36%	4.40%	4.12%	4.20%	4.03%	3.82%	3.93%	3.87%	4.04%
Net Credit Losses (in millions of dollars)	$2	$3	$2	$6	$4	$24	$5	$14	$13
% of Avg. Loans	0.04%	0.07%	0.04%	0.13%	0.08%	0.50%	0.10%	0.25%	0.24%
Loans 90+ Days Past Due (in millions of dollars)	$46	$82	$68	$33	$34	$46	$63	$78	$101
% of EOP Loans	0.27%	0.46%	0.38%	0.18%	0.17%	0.23%	0.30%	0.37%	0.46%

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Commissions and Fees	$828	$858	$708	$729	$862	$852	$988	$1,002	$936	$2,932	$3,123	$3,704
Administration and Other Fiduciary Fees	841	885	869	969	981	1,201	1,376	1,424	1,359	3,099	3,564	4,982
Investment Banking	1,030	1,083	933	1,281	1,508	1,422	(34)	1,097	(2,425)	3,481	4,327	3,993
Principal Transactions	2,198	1,499	1,523	1,685	2,845	2,439	(1,421)	(19,030)	(8,238)	5,564	6,905	(15,167)
Other	770	828	390	1,087	1,022	1,537	334	1,093	(893)	3,988	3,075	3,986
Total Non-Interest Revenue	5,667	5,153	4,423	5,751	7,218	7,451	1,243	(14,414)	(9,261)	19,064	20,994	1,498
Net Interest Revenue (including Dividends)	2,418	2,312	2,123	2,800	2,435	2,810	3,374	3,623	4,303	8,856	9,653	12,242
Total Revenues, Net of Interest Expense	8,085	7,465	6,546	8,551	9,653	10,261	4,617	(10,791)	(4,958)	27,920	30,647	13,740
Total Operating Expenses	5,006	4,443	3,850	4,930	5,391	5,349	4,463	6,033	5,970	15,091	18,229	21,236
Net Credit Losses	(32)	42	(9)	77	(20)	(37)	35	695	101	(275)	78	673
Provision for Unfunded Lending Commitments	50	150	50	—	—	—	50	100	—	—	250	150
Credit Reserve Build / (Release)	(25)	(32)	70	3	274	(19)	120	187	144	230	16	562
Provision for Benefits & Claims	44	37	53	54	52	26	33	44	52	158	188	155
Provision for Loan Losses and for Benefits and Claims	37	197	164	134	306	(30)	238	1,026	297	113	532	1,540
Income (Loss) Before Taxes and Minority Interest	3,042	2,825	2,532	3,487	3,956	4,942	(84)	(17,850)	(11,225)	12,716	11,886	(9,036)
Income Taxes (Benefits)	646	791	623	992	1,003	1,470	(320)	(7,207)	(4,832)	3,650	3,052	(5,054)
Minority Interest, Net of Tax	50	8	29	136	36	88	(31)	80	(36)	471	223	173
Net Income (Loss)	$2,346	$2,026	$1,880	$2,359	$2,917	$3,384	$267	$(10,723)	$(6,357)	$8,595	$8,611	$(4,155)

Average Assets (in billions of dollars)	$898	$955	$991	$1,061	$1,156	$1,290	$1,434	$1,414	$1,440	$823	$976	$1,324

Average Risk Capital	$26,338	$27,007	$27,122	$27,559	$29,473	$32,853	$37,419	$45,405	$54,862	$25,856	$27,007	$36,288
Return on Risk Capital	36%	30%	28%	34%	40%	41%	3%	(94)%	(47)%	33%	32%	(11)%
Return on Invested Capital	26%	21%	20%	24%	30%	31%	1%	(73)%	(36)%	24%	23%	(10)%

Revenues by Product:
Securities and Banking	$6,697	$5,963	$5,040	$6,951	$8,003	$8,414	$2,548	$(13,090)	$(7,305)	$23,006	$24,651	$5,875
Transactions Services	1,388	1,502	1,506	1,600	1,650	1,847	2,069	2,299	2,347	4,914	5,996	7,865
Total	$8,085	$7,465	$6,546	$8,551	$9,653	$10,261	$4,617	$(10,791)	$(4,958)	$27,920	$30,647	$13,740

Net Income by Product:
Securities and Banking	$2,021	$1,685	$1,494	$1,980	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$7,447	$7,180	$(6,377)
Transactions Services	325	341	386	379	448	516	591	667	732	1,148	1,431	2,222
Total	$2,346	$2,026	$1,880	$2,359	$2,917	$3,384	$267	$(10,723)	$(6,357)	$8,595	$8,611	$(4,155)

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$1,749	$1,567	$1,343	$1,961	$1,594	$1,882	$2,342	$2,480	$3,102	$6,539	$6,620	$8,298
Non-Interest Revenue	4,948	4,396	3,697	4,990	6,409	6,532	206	(15,570)	(10,407)	16,467	18,031	(2,423)

Total Revenues, Net of Interest Expense	6,697	5,963	5,040	6,951	8,003	8,414	2,548	(13,090)	(7,305)	23,006	24,651	5,875
Total Operating Expenses	4,055	3,451	2,893	3,869	4,352	4,220	3,235	4,666	4,671	11,766	14,268	16,473

Net Credit Losses	(36)	25	(10)	71	(25)	(38)	31	681	101	(266)	50	649
Provision for Unfunded Lending Commitments	46	138	48	—	—	—	50	100	—	—	232	150
Credit Reserve Build / (Release)	(21)	(19)	64	3	274	(12)	120	216	142	202	27	598
Provision for Benefits & Claims	44	37	53	54	52	26	33	44	52	158	188	155
Provision for Loan Losses and for Benefits and Claims	33	181	155	128	301	(24)	234	1,041	295	94	497	1,552
Income (Loss) Before Taxes and Minority Interest	2,609	2,331	1,992	2,954	3,350	4,218	(921)	(18,797)	(12,271)	11,146	9,886	(12,150)
Income Taxes (Benefits)	539	639	470	839	849	1,266	(561)	(7,480)	(5,138)	3,229	2,487	(5,926)
Minority Interest, Net of Tax	49	7	28	135	32	84	(36)	73	(44)	470	219	153
Net Income (Loss)	$2,021	$1,685	$1,494	$1,980	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$7,447	$7,180	$(6,377)

Average Assets (in billions of dollars)	$832	$884	$921	$990	$1,086	$1,212	$1,355	$1,336	$1,363	$762	$907	$1,247

Average Risk Capital	$24,868	$25,426	$25,605	$26,183	$28,031	$31,210	$35,592	$43,599	$52,617	$24,529	$25,521	$34,608
Return on Risk Capital	33%	27%	23%	30%	36%	37%	(4)%	(104)%	(54)%	30%	28%	(19)%
Return on Invested Capital	24%	19%	17%	22%	27%	26%	(4)%	(82)%	(43)%	21%	20%	(16)%

Revenue Details:

Investment Banking:
Advisory and Other Fees	$295	$296	$355	$383	$429	$397	$465	$553	$307	$1,215	$1,329	$1,844
Equity Underwriting	286	284	204	463	523	539	401	473	229	1,136	1,237	1,936
Debt Underwriting	713	670	639	667	813	712	(172)	439	(2,082)	2,155	2,688	1,792
Gross Investment Banking	1,294	1,250	1,198	1,513	1,765	1,648	694	1,465	(1,546)	4,506	5,254	5,572
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(42)	(49)	(59)	(111)	(136)	(137)	(83)	(88)	(54)	(309)	(261)	(444)
Debt Underwriting	(36)	(51)	(50)	(58)	(34)	(42)	(31)	(34)	(67)	(114)	(195)	(141)
Net Investment Banking	1,216	1,150	1,089	1,344	1,595	1,469	580	1,343	(1,667)	4,083	4,798	4,987
Lending	418	576	487	530	570	504	638	1,269	584	2,293	2,011	2,981
Equity Markets	1,179	945	868	900	1,483	1,582	1,062	770	979	3,073	3,892	4,897
Fixed Income Markets	3,997	3,508	2,800	4,209	4,451	4,652	944	(16,105)	(7,023)	13,768	14,514	(6,058)
Other Securities and Banking	(113)	(216)	(204)	(32)	(96)	207	(676)	(367)	(178)	(211)	(564)	(932)
Total Securities and Banking Revenues	6,697	5,963	5,040	6,951	8,003	8,414	2,548	(13,090)	(7,305)	23,006	24,651	5,875

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$669	$745	$780	$839	$841	$928	$1,032	$1,143	$1,201	$2,317	$3,033	$3,944
Non-Interest Revenue	719	757	726	761	809	919	1,037	1,156	1,146	2,597	2,963	3,921
Total Revenues, Net of Interest Expense	1,388	1,502	1,506	1,600	1,650	1,847	2,069	2,299	2,347	4,914	5,996	7,865
Total Operating Expenses	951	992	957	1,061	1,039	1,129	1,228	1,367	1,299	3,325	3,961	4,763

Net Credit Losses	4	17	1	6	5	1	4	14	—	(9)	28	24
Provision for Unfunded Lending Commitments	4	12	2	—	—	—	—	—	—	—	18	—
Credit Reserve Build / (Release)	(4)	(13)	6	—	—	(7)	—	(29)	2	28	(11)	(36)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	4	16	9	6	5	(6)	4	(15)	2	19	35	(12)
Income (Loss) Before Taxes and Minority Interest	433	494	540	533	606	724	837	947	1,046	1,570	2,000	3,114
Income Taxes (Benefits)	107	152	153	153	154	204	241	273	306	421	565	872
Minority Interest, Net of Tax	1	1	1	1	4	4	5	7	8	1	4	20
Net Income	$325	$341	$386	$379	$448	$516	$591	$667	$732	$1,148	$1,431	$2,222

Average Assets (in billions of dollars)	$66	$71	$70	$71	$70	$78	$79	$78	$77	$61	$70	$76
Average Risk Capital	$1,470	$1,582	$1,517	$1,376	$1,442	$1,643	$1,827	$1,807	$2,245	$1,327	$1,486	$1,680
Return on Risk Capital	90%	86%	101%	109%	126%	126%	128%	146%	131%	87%	96%	132%
Return on Invested Capital	50%	50%	57%	59%	67%	69%	67%	69%	66%	48%	54%	68%

Revenue Details:
Treasury and Trade Solutions	$949	$1,023	$1,056	$1,122	$1,143	$1,222	$1,334	$1,483	$1,519	$3,475	$4,150	$5,182
Securities Services	438	479	450	478	507	625	735	816	828	1,439	1,846	2,683
Total	$1,388	$1,502	$1,506	$1,600	$1,650	$1,847	$2,069	$2,299	$2,347	$4,914	$5,996	$7,865

Average Deposits and Other Customer Liability Balances (in billions)
North America	$45	$49	$49	$53	$51	$59	$54	$61	$61
EMEA	56	65	67	71	79	88	94	99	105
Latin America	9	11	11	11	12	12	18	20	20
Asia	61	68	66	70	73	80	90	97	97
Total	$172	$193	$193	$205	$215	$239	$256	$277	$283
Assets Under Custody (EOP in trillions)	$8.8	$9.3	$9.6	$10.4	$10.7	$11.3	12.7	$13.1	$12.9

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$238	$229	$222	$220	$529	$526	$538	$581	$570	$1,091	$909	$2,174
Non-Interest Revenue	2,245	2,263	2,264	2,496	2,289	2,671	2,981	2,883	2,709	7,592	9,268	10,824

Total Revenues, Net of Interest Expense	2,483	2,492	2,486	2,716	2,818	3,197	3,519	3,464	3,279	8,683	10,177	12,998
Total Operating Expenses	2,055	1,960	1,895	2,096	2,103	2,461	2,621	2,664	2,796	6,696	8,006	9,849
Net Credit Losses	(5)	—	—	—	—	—	1	—	10	(4)	(5)	1
Credit Reserve Build / (Release)	10	8	16	(5)	17	12	56	15	11	32	29	100
Total Provision for Loan Losses	5	8	16	(5)	17	12	57	15	21	28	24	101
Income Before Taxes and Minority Interest	423	524	575	625	698	724	841	785	462	1,959	2,147	3,048
Income Taxes	136	178	176	214	250	197	312	260	159	715	704	1,019
Minority Interest, Net of Tax	—	—	—	—	—	15	39	1	9	—	—	55
Net Income	$287	$346	$399	$411	$448	$512	$490	$524	$294	$1,244	$1,443	$1,974

Pretax Profit Margin	17%	21%	23%	23%	25%	23%	24%	23%	14%	23%	21%	23%

Average Assets (in billions of dollars)	$61	$61	$62	$63	$65	$78	$97	$104	$107	$60	$62	$86

Average Risk Capital	$2,539	$2,365	$2,364	$2,683	$2,879	$2,878	$3,164	$3,781	$4,509	$2,112	$2,488	$3,176
Return on Risk Capital	46%	59%	67%	61%	63%	71%	61%	55%	26%	59%	58%	62%
Return on Invested Capital	29%	36%	41%	39%	39%	30%	23%	24%	11%	46%	36%	28%

Fee-Based Revenues	$1,564	$1,601	$1,659	$1,743	$1,775	$1,879	$2,011	$2,065	$1,960	$5,259	$6,567	$7,730

Financial Advisors (FA) / Bankers	13,837	13,671	13,601	13,694	13,605	15,595	15,458	15,454	15,241

Net Client Asset Flows (in billions)	$3	$(4)	$3	$12	$6	$—	$8	$1	$(1)

Revenues:

Smith Barney	$1,987	$1,990	$1,994	$2,189	$2,246	$2,611	$2,902	$2,782	$2,648	$6,825	$8,160	$10,541
Private Bank	496	502	492	527	572	586	617	682	631	1,858	2,017	2,457
Total Revenues	$2,483	$2,492	$2,486	$2,716	$2,818	$3,197	$3,519	$3,464	$3,279	$8,683	$10,177	$12,998

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

KEY INDICATORS (in billions of dollars, except for branches)

Client Assets Under Fee-Based Management
North America	$343	$336	$346	$370	$377	$398	$402	$391	$364
EMEA	7	7	7	8	19	21	21	21	20
Latin America	11	12	12	12	13	14	14	14	13
Asia	8	8	8	9	9	76	78	81	84
Total	$369	$363	$373	$399	$418	$509	$515	$507	$481

Average Deposits and Other Customer Liability Balances
North America	$64.6	$65.3	$66.5	$66.2	$67.6	$66.6	$69.4	$77.0	$77.0
EMEA	15.0	15.0	17.0	19.0	18.0	19.0	22.0	23.0	22.0
Latin America	5.0	5.0	6.0	7.0	7.0	9.0	9.0	10.0	9.0
Asia	18.4	18.7	19.5	20.8	19.4	18.4	18.6	21.0	21.0
Total	$103.0	$104.0	$109.0	$113.0	$112.0	$113.0	$119.0	$131.0	$129.0

Total Client Assets (1)
North America	$1,226	$1,198	$1,231	$1,297	$1,312	$1,375	$1,389	$1,356	$1,273
EMEA	41	42	45	49	65	69	72	69	65
Latin America	32	33	35	38	44	48	49	47	47
Asia	48	48	50	54	72	296	310	312	322
Total	$1,347	$1,321	$1,361	$1,438	$1,493	$1,788	$1,820	$1,784	$1,707

Average Loans
North America	$26.4	$27.6	$28.9	$29.6	$30.4	$32.4	$34.2	$38.0	$39.9
EMEA	3.5	4.1	4.1	4.3	5.4	7.3	8.9	8.8	9.2
Latin America	2.2	2.2	2.1	2.1	2.2	2.2	2.6	2.6	2.5
Asia	7.9	8.1	7.9	8.0	8.0	9.1	11.3	11.6	12.4
Total	40.0	42.0	43.0	44.0	46.0	51.0	57.0	61.0	64.0

Offices
North America	644	644	646	645	642	700	697	683	683
EMEA	17	17	17	17	27	28	28	29	29
Latin America	13	13	13	13	13	12	13	13	11
Asia	22	22	22	22	23	132	133	136	136
Total	696	696	698	697	705	872	871	861	859

(1)	Total Client Assets include Average Deposits and Other Customer Liability Balances.

Reclassified to conform to the current period’s presentation.

NORTH AMERICA (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$5,228	$5,105	$4,740	$5,582	$5,246	$5,676	$5,876	$6,535	$6,691	$24,024	$20,655	$23,333
Non-Interest Revenue	7,483	7,709	7,250	8,156	8,849	8,313	4,363	(7,224)	(4,311)	25,335	30,598	14,301
Total Revenues, Net of Interest Expense	12,711	12,814	11,990	13,738	14,095	13,989	10,239	(689)	2,380	49,359	51,253	37,634
Total Operating Expenses	7,708	6,927	6,288	7,455	7,716	7,352	6,844	8,274	8,277	24,731	28,378	30,186
Net Credit Losses	912	947	930	1,045	1,053	1,092	1,227	2,308	2,190	4,770	3,834	5,680
Credit Reserve Build / (Release)	(143)	(176)	(108)	(105)	267	238	1,359	3,534	1,477	335	(532)	5,398
Provision for Benefits & Claims	181	194	221	180	209	170	188	193	222	709	776	760
Provision for Loan Losses and for Benefits and Claims	950	965	1,043	1,120	1,529	1,500	2,774	6,035	3,889	5,814	4,078	11,838
Income(Loss) Before Taxes and Minority Interest	4,053	4,922	4,659	5,163	4,850	5,137	621	(14,998)	(9,786)	18,814	18,797	(4,390)
Income Taxes (Benefits)	1,010	1,672	1,493	1,749	1,576	1,674	143	(6,060)	(4,165)	6,364	5,924	(2,667)
Minority Interest, Net of Tax	51	20	35	136	30	66	(3)	9	(35)	499	242	102
Net Income (Loss)	$2,992	$3,230	$3,131	$3,278	$3,244	$3,397	$481	$(8,947)	$(5,586)	$11,951	$12,631	$(1,825)
Average Assets (in billions of dollars)	$890	$914	$992	$1,087	$1,156	$1,215	$1,254	$1,262	$1,289	$816	$971	$1,222
Return on Assets	1.36%	1.42%	1.25%	1.20%	1.14%	1.12%	0.15%	-2.81%	-1.74%	1.46%	1.30%	-0.15%

Key Drivers (in billions of dollars, except branches):

Average Loans
Managed Cards	$142.0	$143.0	$145.7	$145.1	$144.3	$143.2	$145.3	$150.5	$152.7
Consumer Banking	241.4	253.0	258.1	267.3	277.3	286.0	293.2	302.6	307.2
Corporate	31.2	30.4	35.2	34.6	30.8	35.0	43.3	41.9	49.3
Global Wealth Management	26.4	27.6	28.9	29.6	30.4	32.4	34.2	38.0	39.9
Total	$441.0	$454.0	$467.9	$476.6	$482.8	$496.6	$516.0	$533.0	$549.1

Average Consumer Banking Loans
Residential Real Estate	$171.8	$182.0	$186.9	$195.3	$202.2	$210.2	$214.2	$219.5	$219.9
Auto	12.8	13.5	14.3	15.5	16.6	18.2	19.1	20.1	21.2
Student	24.7	24.7	23.2	21.9	22.5	20.9	21.2	22.0	24.0
Personal and Other	15.0	15.3	16.0	16.2	16.9	17.3	18.4	19.6	20.4
Commercial	17.1	17.5	17.7	18.4	19.1	19.4	20.3	21.4	21.7
Total	$241.4	$253.0	$258.1	$267.3	$277.3	$286.0	$293.2	$302.6	$307.2

Average Deposits (and other Cutomer Liability Balances)
Checking, Savings & Money Market Deposits	$79.8	$79.8	$79.8	$82.0	$88.1	$90.7	$90.6	$90.0	$92.7
Time Deposits, CDs and Other	17.8	19.6	24.4	29.7	29.3	28.0	30.2	32.0	30.0
Consumer Banking Deposits	97.6	99.4	104.2	111.7	117.4	118.7	120.8	122.0	122.7
Transaction Services	46.0	49.0	49.0	53.0	51.0	59.0	54.0	61.0	61.0
Global Wealth Management	64.6	65.3	66.5	66.2	67.6	66.6	69.4	77.0	77.0
Total	$208.2	$213.7	$219.7	$230.9	$236.0	$244.3	$244.2	$260.0	$260.7

Global Wealth Management Assets Under Fee-Based Management	$343	$336	$346	$370	$377	$398	$402	$391	$364
Global Wealth Management Total Client Assets	$1,226	$1,198	$1,231	$1,297	$1,312	$1,375	$1,389	$1,356	$1,273

Consumer Banking Investment Sales	$1.4	$1.3	$1.2	$1.2	$1.5	$1.4	$1.3	$1.4	$1.4
Consumer Banking Investment AUMs	$31.2	$31.3	$32.5	$34.4	$34.9	$37.0	$37.9	$37.5	$34.4

Branches / Offices
Citibank	906	892	931	972	993	1,001	1,015	1,046	1,051
CitiFinancial	2,297	2,359	2,420	2,467	2,494	2,431	2,466	2,498	2,517
Global Wealth Management Offices	644	644	646	645	642	700	697	683	683
Total	3,847	3,895	3,997	4,084	4,129	4,132	4,178	4,227	4,251

Consumer Loans Excluding GWM
Net Credit Loss Ratio	1.27%	1.19%	1.20%	1.32%	1.34%	1.31%	1.43%	1.96%	2.45%

Loans 90+Days Past Due (in millions)	$4,152	$3,967	$4,139	$4,453	$4,489	$4,929	$6,098	$7,349	$8,115
% of EOP Loans	1.42%	1.30%	1.35%	1.38%	1.40%	1.50%	1.80%	2.10%	2.34%

Reclassified to conform to the current period’s presentation.

EMEA (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$1,510	$1,690	$1,679	$1,568	$1,713	$2,139	$2,231	$2,247	$2,435	$4,624	$6,447	$8,330
Non-Interest Revenue	2,133	1,796	1,924	2,179	2,669	2,610	1,046	(3,224)	(269)	7,724	8,032	3,101
Total Revenues, Net of Interest Expense	3,643	3,486	3,603	3,747	4,382	4,749	3,277	(977)	2,166	12,348	14,479	11,431
Total Operating Expenses	2,374	2,463	2,365	2,470	2,851	3,057	2,625	3,361	3,368	8,613	9,672	11,894
Net Credit Losses	240	312	226	323	318	274	456	439	484	2,092	1,101	1,487
Credit Reserve Build / (Release)	(16)	(28)	84	26	243	78	344	192	95	(439)	66	857
Provision for Benefits & Claims	—	—	—	2	1	1	1	1	1	(1)	2	4
Provision for Loan Losses and for Benefits and Claims	224	284	310	351	562	353	801	632	580	1,652	1,169	2,348
Income (Loss) Before Taxes and Minority Interest	1,045	739	928	926	969	1,339	(149)	(4,970)	(1,782)	2,083	3,638	(2,811)
Income Taxes (Benefits)	216	175	217	256	173	322	(199)	(1,843)	(743)	534	864	(1,547)
Minority Interest, Net of Tax	8	11	10	15	17	25	21	22	21	38	44	85
Net Income (Loss)	$821	$553	$701	$655	$779	$992	$29	$(3,149)	$(1,060)	$1,511	$2,730	$(1,349)
Average Assets (in billions of dollars)	$273	$315	$309	$327	$366	$423	$459	$451	$452	$260	$306	$425
Return on Assets	1.22%	0.70%	0.90%	0.79%	0.86%	0.94%	0.03%	(2.77)%	(0.94)%	0.58%	0.89%	(0.32)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$6.1	$6.5	$6.7	$7.4	$7.8	$12.1	$14.8	$15.8	$16.4
Consumer Banking	27.0	28.9	29.5	30.7	31.3	36.0	38.5	40.5	41.1
Corporate	53.7	59.1	65.2	65.7	68.2	75.0	81.2	78.2	73.2
Global Wealth Management	3.5	4.1	4.1	4.3	5.4	7.3	8.9	8.8	9.2
Total	$90.3	$98.6	$105.5	$108.1	$112.7	$130.4	$143.4	$143.3	$139.9

Average Consumer Banking Loans
Residential Real Estate	$6.3	$6.6	$6.6	$6.7	$6.8	$8.0	$8.6	$9.1	$8.7
Personal	19.3	20.8	21.5	22.8	23.3	26.8	28.6	30.1	31.0
Commercial and other	1.4	1.5	1.4	1.2	1.2	1.2	1.3	1.3	1.4
Total	$27.0	$28.9	$29.5	$30.7	$31.3	$36.0	$38.5	$40.5	$41.1

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$31.0	$32.8	$32.7	$33.0	$33.9	$42.6	$48.0	$48.6	$50.5
Transaction Services	56.0	65.0	67.0	71.0	79.0	88.0	94.0	99.0	105.0
Global Wealth Management	15.0	15.0	17.0	19.0	18.0	19.0	22.0	23.0	22.0
Total	$102.0	$112.8	$116.7	$123.0	$130.9	$149.6	$164.0	$170.6	$177.5

Global Wealth Management Assets Under Fee-Based Management	$7	$7	$7	$8	$19	$21	$21	$21	$20
Global Wealth Management Total Client Assets	$41	$42	$45	$49	$65	$69	$72	$69	$65

Consumer Banking Investment Sales	$5.1	$4.7	$4.3	$4.8	$6.2	$6.6	$6.6	$6.6	$5.9
Consumer Banking Investment AUMs	$24.1	$24.1	$25.5	$28.1	$29.0	$31.5	$33.1	$34.3	$33.2

Branches / Offices
Citibank	636	663	682	711	717	715	723	734	776
CitiFinancial	306	326	339	354	306	308	310	317	317
Global Wealth Management Offices	17	17	17	17	27	28	28	29	29
Total	959	1,006	1,038	1,082	1,050	1,051	1,061	1,080	1,122

Consumer Loans Excluding GWM

Net Credit Loss Ratio	3.06%	3.31%	2.42%	3.16%	3.30%	2.40%	3.13%	2.14%	3.05%

Loans 90+Days Past Due (in millions)	$487	$508	$576	$573	$580	$719	$724	$639	$732
% of EOP Loans	1.47%	1.43%	1.58%	1.48%	1.47%	1.39%	1.33%	1.15%	1.23%

Reclassified to conform to the current period’s presentation.

LATIN AMERICA (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007

Net Interest Revenue	$1,064	$1,149	$1,362	$1,476	$1,503	$1,776	$1,933	$1,939	$2,015	$3,636	$5,051	$7,151
Non-Interest Revenue	1,128	1,185	1,083	1,428	1,366	1,287	2,061	1,702	1,921	4,386	4,824	6,416
Total Revenues, Net of Interest Expense	2,192	2,334	2,445	2,904	2,869	3,063	3,994	3,641	3,936	8,022	9,875	13,567
Total Operating Expenses	1,279	1,289	1,369	1,576	1,479	1,653	1,830	1,815	1,487	4,298	5,513	6,777
Net Credit Losses	82	131	183	234	246	175	361	381	503	73	630	1,163
Credit Reserve Build / (Release)	6	59	42	115	17	151	232	131	224	(62)	222	531
Provision for Benefits & Claims	44	37	53	54	52	26	47	48	54	158	188	173
Provision for Loan Losses and for Benefits and Claims	132	227	278	403	315	352	640	560	781	169	1,040	1,867
Income Before Taxes and Minority Interest	781	818	798	925	1,075	1,058	1,524	1,266	1,668	3,555	3,322	4,923
Income Taxes	72	128	111	195	290	270	439	327	472	766	506	1,326
Minority Interest, Net of Tax	—	—	1	—	—	1	1	—	1	—	1	2
Net Income	$709	$690	$686	$730	$785	$787	$1,084	$939	$1,195	$2,789	$2,815	$3,595
Average Assets (in billions of dollars)	$113	$112	$117	$122	$129	$144	$150	$155	$153	$101	$116	$145
Return on Assets	2.54%	2.47%	2.33%	2.37%	2.47%	2.19%	2.87%	2.40%	3.14%	2.76%	2.43%	2.48%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$6.5	$7.6	$8.5	$9.3	$10.2	$11.7	$12.3	$13.5	$14.1
Consumer Banking	10.2	9.8	10.3	10.9	11.2	13.1	13.9	14.6	14.6
Corporate	19.5	20.0	20.0	22.1	23.1	27.8	29.7	31.3	29.1
Global Wealth Management	2.2	2.2	2.1	2.1	2.2	2.2	2.6	2.6	2.5
Total	$38.4	$39.6	$40.9	$44.4	$46.7	$54.8	$58.5	$62.0	$60.3

Average Consumer Banking Loans
Residential Real Estate	$2.8	$2.5	$2.7	$2.7	$2.6	$2.6	$2.6	$2.7	$3.3
Personal	2.5	2.6	2.9	3.3	3.6	4.4	4.6	5.0	5.0
Commercial and other	4.9	4.7	4.7	4.9	5.0	6.1	6.7	6.9	6.3
Total	$10.2	$9.8	$10.3	$10.9	$11.2	$13.1	$13.9	$14.6	$14.6

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$33.1	$32.2	$33.4	$33.6	$34.3	$38.1	$39.0	$40.3	$41.4
Transaction Services	9.0	11.0	11.0	11.0	12.0	12.0	18.0	20.0	20.0
Global Wealth Management	5.0	5.0	6.0	7.0	7.0	9.0	9.0	10.0	9.0
Total	$47.1	$48.2	$50.4	$51.6	$53.3	$59.1	$66.0	$70.3	$70.4

Global Wealth Management Assets Under Fee-Based Management	$11	$12	$12	$12	$13	$14	$14	$14	$13
Global Wealth Management Total Client Assets	$32	$33	$35	$38	$44	$48	$49	$47	$47

Consumer Banking Investment Sales	$18.6	$18.6	$17.7	$15.8	$18.3	$17.5	$16.2	$13.2	$14.6
Consumer Banking Investment AUMs	$25.6	$26.5	$27.6	$28.3	$30.2	$32.1	$33.4	$33.9	$34.5

Branches / Offices
Citibank	1,583	1,628	1,661	1,742	1,838	1,954	1,977	2,063	2,066
CitiFinancial	468	500	562	649	672	672	674	671	568
Global Wealth Management Offices	13	13	13	13	13	12	13	13	11
Total	2,064	2,141	2,236	2,404	2,523	2,638	2,664	2,747	2,645

Consumer Loans Excluding GWM
Net Credit Loss Ratio	2.62%	3.60%	4.16%	4.69%	4.89%	3.48%	5.86%	5.86%	6.96%

Loans 90+Days Past Due (in millions)	$581	$649	$719	$744	$720	$844	$891	$1,008	$1,121
% of EOP Loans	3.51%	3.59%	3.75%	3.56%	3.18%	3.30%	3.30%	3.48%	3.86%

Reclassified to conform to the current period’s presentation.

ASIA Page 1 (In millions of dollars)

										Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2005	2006	2007
ASIA

Net Interest Revenue	$1,986	$1,983	$2,005	$1,369	$2,103	$1,920	$2,162	$2,105	$2,419	$6,589	$7,343	$8,290
Non-Interest Revenue	1,565	1,554	1,385	1,943	1,718	2,870	2,657	3,293	2,168	6,410	6,447	10,538
Total Revenues, Net of Interest Expense	3,551	3,537	3,390	3,312	3,821	4,790	4,819	5,398	4,587	12,999	13,790	18,828
Total Operating Expenses	1,787	1,805	1,738	2,098	1,909	2,465	2,928	2,843	2,834	6,314	7,428	10,145
Net Credit Losses	352	395	459	512	475	497	531	560	599	1,436	1,718	2,063
Credit Reserve Build / (Release)	5	(78)	45	(50)	68	11	301	(47)	128	(29)	(78)	333
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	—	—	(1)	1	—
Provision for Loan Losses and for Benefits and Claims	358	317	503	463	543	508	832	513	727	1,406	1,641	2,396
Income Before Taxes and Minority Interest	1,406	1,415	1,149	751	1,369	1,817	1,059	2,042	1,026	5,279	4,721	6,287
Income Taxes	344	428	301	146	297	533	249	518	273	1,504	1,219	1,597
Minority Interest, Net of Tax	1	1	—	—	—	34	—	63	(12)	(1)	2	97
Net Income	$1,061	$986	$848	$605	$1,072	$1,250	$810	$1,461	$765	$3,776	$3,500	$4,593
Average Assets (in billions of dollars)	$217	$229	$225	$235	$249	$298	$375	$362	$364	$213	$227	$321
Return on Assets	1.98%	1.73%	1.50%	1.02%	1.75%	1.68%	0.86%	1.60%	0.85%	1.77%	1.54%	1.43%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$562	$586	$557	$(139)	$415	$344	$263	$113	$264	$2,394	$1,566	$1,135
Non-Interest Revenue	3	(2)	(2)	11	7	1	1	13	13	(10)	10	22
Total Revenues, Net of Interest Expense	565	584	555	(128)	422	345	264	126	277	2,384	1,576	1,157
Total Operating Expenses	178	171	151	213	126	102	251	97	95	749	713	576
Net Credit Losses	215	242	277	266	302	302	324	314	317	985	1,000	1,242
Credit Reserve Build / (Release)	—	5	112	—	4	14	161	—	—	—	117	179
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	—	—	(1)	1	—
Provision for Loan Losses and for Benefits and Claims	216	247	388	267	306	316	485	314	317	984	1,118	1,421
Income Before Taxes and Minority Interest	171	166	16	(608)	(10)	(73)	(472)	(285)	(135)	651	(255)	(840)
Income Taxes	51	50	(1)	(222)	(12)	(33)	(174)	(101)	(49)	200	(122)	(320)
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$120	$116	$17	$(386)	$2	$(40)	$(298)	$(184)	$(86)	$451	$(133)	$(520)
Average Assets (in billions of dollars)	$10	$11	$11	$11	$10	$10	$9	$9	$9	$11	$11	$10
Return on Assets	4.87%	4.23%	0.61%	(13.92)%	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	4.10%	(1.21)%	(5.20)%

ASIA EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$1,424	$1,397	$1,448	$1,508	$1,688	$1,576	$1,899	$1,992	$2,155	$4,195	$5,777	$7,155
Non-Interest Revenue	1,562	1,556	1,387	1,932	1,711	2,869	2,656	3,280	2,155	6,420	6,437	10,516
Total Revenues, Net of Interest Expense	2,986	2,953	2,835	3,440	3,399	4,445	4,555	5,272	4,310	10,615	12,214	17,671
Total Operating Expenses	1,609	1,634	1,587	1,885	1,783	2,363	2,677	2,746	2,739	5,565	6,715	9,569
Net Credit Losses	137	153	182	246	173	195	207	246	282	451	718	821
Credit Reserve Build / (Release)	5	(83)	(67)	(50)	64	(3)	140	(47)	128	(29)	(195)	154
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	142	70	115	196	237	192	347	199	410	422	523	975
Income Before Taxes and Minority Interest	1,235	1,249	1,133	1,359	1,379	1,890	1,531	2,327	1,161	4,628	4,976	7,127
Income Taxes	293	378	302	368	309	566	423	587	322	1,304	1,341	1,885
Minority Interest, Net of Tax	1	1	—	—	—	34	—	95	(12)	(1)	2	129
Net Income	$941	$870	$831	$991	$1,070	$1,290	$1,108	$1,645	$851	$3,325	$3,633	$5,113
Average Assets (in billions of dollars)	$207	$218	$214	$224	$239	$288	$366	$353	$355	$202	$216	$311
Return on Assets	1.84%	1.60%	1.54%	1.76%	1.82%	1.80%	1.20%	1.85%	0.96%	1.65%	1.68%	1.64%

Reclassified to conform to the current period’s presentation.

ASIA Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$11.7	$12.0	$12.3	$12.9	$13.2	$13.9	$14.8	$16.0	$17.1
Consumer Banking (excluding CF Japan)	37.1	37.8	39.1	41.5	43.4	45.3	46.4	49.5	51.9
Corporate	35.5	39.8	41.1	42.2	42.7	46.9	48.4	48.3	45.2
Global Wealth Management	7.9	8.1	7.9	8.0	8.0	9.1	11.3	11.6	12.4
	92.2	97.7	100.4	104.6	107.3	115.2	120.9	125.4	126.6
Consumer Finance Japan	9.6	9.9	9.7	9.5	9.0	8.5	8.5	8.5	8.9
Total	$101.8	$107.6	$110.1	$114.1	$116.3	$123.7	$129.4	$133.9	$135.5

Average Consumer Banking Loans (excluding CF Japan)
Residential Real Estate	$20.6	$20.7	$21.8	$23.2	$23.9	$24.6	$24.7	$26.5	$28.4
Personal	7.0	7.4	7.7	8.3	8.6	9.3	9.9	10.7	11.1
Commercial and other	9.5	9.7	9.6	10.0	10.9	11.4	11.8	12.3	12.4
Total	$37.1	$37.8	$39.1	$41.5	$43.4	$45.3	$46.4	$49.5	$51.9

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$80.4	$81.6	$82.4	$83.9	$86.6	$87.7	$88.8	$92.9	$97.7
Transaction Services	61.0	68.0	66.0	70.0	73.0	80.0	90.0	97.0	97.0
Global Wealth Management	18.4	18.7	19.5	20.8	19.4	18.4	18.6	21.0	21.0
Total	$159.8	$168.3	$167.9	$174.7	$179.0	$186.1	$197.4	$210.9	$215.7

Global Wealth Management Assets Under Fee-Based Management	$8	$8	$8	$9	$9	$76	$78	$81	$84
Global Wealth Management Total Client Assets	$48	$48	$50	$54	$72	$296	$310	$312	$322

Consumer Banking Investment Sales	$7.4	$8.5	$6.9	$8.3	$10.9	$13.6	$13.8	$16.0	$10.0
Consumer Banking Investment AUMs	$40.0	$40.6	$43.3	$46.2	$48.1	$52.4	$57.1	$59.1	$54.3

Branches / Offices
Citibank	428	429	430	437	428	428	434	484	492
CitiFinancial (excluding Japan)	489	547	582	641	640	641	643	662	612
Global Wealth Management Offices	22	22	22	22	23	132	133	136	136
	939	998	1,034	1,100	1,091	1,201	1,201	1,282	1,240
Consumer Finance Japan	325	324	324	135	51	51	51	51	41
Total	1,264	1,322	1,358	1,235	1,142	1,252	1,261	1,333	1,281

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.53%	2.67%	2.98%	2.85%	2.95%	2.95%	3.02%	2.89%	2.99%

Loans 90+Days Past Due (in millions)	$641	$685	$684	$666	$658	$657	$697	$706	$765
% of EOP Loans	1.11%	1.14%	1.10%	1.02%	0.99%	0.96%	0.98%	0.93%	0.98%

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	First	Fourth	First	First	Fourth	First	First	Fourth	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2007	2007	2008	2007	2007	2008

Global Cards	$8,216	$9,412	$14,799	62%	40%	34%	26%	18%	18%
Consumer Banking	20,920	20,909	28,088	24%	(8)%	2%	13%	(3)%	1%

Institutional Clients Group (ICG):
Securities and Banking	28,031	43,599	52,617	36%	(104)%	(54)%	27%	(82)%	(43)%
Transaction Services	1,442	1,807	2,245	126%	146%	131%	67%	69%	66%

Total Institutional Clients Group (ICG):	29,473	45,405	54,862	40%	(94)%	(47)%	30%	(73)%	(36)%

Global Wealth Management	2,879	3,781	4,509	63%	55%	26%	39%	24%	11%

Corporate / Other	3,236	5,276	4,856	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$64,724	$84,783	$107,114	31%	(46)%	(19)%

Total Citigroup - Return on Invested Capital (2) (3)							17%	(32)%	(19)%

(1)

Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)

Average Risk Capital is net of the cross-sector diversification.  Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)	Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2007	2007	2008	2007	2007	2008	2007		2007		2008
Assets:

Deposits with Banks	$45,306	$63,902	$65,460	$709	$825	$805	6.35%		5.12%		4.95%
Fed Funds Sold and Resale Agreements (6)	293,295	314,691	282,315	4,289	4,313	3,172	5.93%		5.44%		4.52%
Trading Account Assets (7)	370,251	460,489	434,869	3,930	5,036	4,799	4.30%		4.34%		4.44%
Investments (1)	284,261	234,760	218,371	3,540	3,013	2,699	5.05%		5.09%		4.97%
Consumer Loans	499,654	579,008	583,630	11,231	13,212	12,836	9.12%		9.05%		8.85%
Corporate Loans	164,788	199,974	196,557	3,409	4,353	4,057	8.39%		8.64%		8.30%
Total Loans (net of Unearned Income)	664,442	778,982	780,187	14,640	17,565	16,893	8.94%		8.95%		8.71%
Other Interest-Earning Assets	68,379	114,484	119,148	764	1,598	1,334	4.53%		5.54%		4.50%

Total Average Interest-Earning Assets	$1,725,934	$1,967,308	$1,900,350	$27,872	$32,350	$29,702	6.55%		6.52%		6.29%

Liabilities:

Deposits	$648,279	$758,211	$750,897	$6,558	$7,705	$6,300	4.10%		4.03%		3.37%
Fed Funds Purchased and Repurchase Agreements (6)	366,373	365,852	329,944	5,483	5,202	3,903	6.07%		5.64%		4.76%
Trading Account Liabilities (7)	87,659	91,843	91,145	307	382	333	1.42%		1.65%		1.47%
Short-Term Borrowings	184,379	247,119	234,446	1,464	1,914	1,450	3.22%		3.07%		2.49%
Long-Term Debt (8)	265,630	339,359	339,577	3,532	4,586	4,317	5.39%		5.36%		5.11%

Total Average Interest-Bearing Liabilities	$1,552,320	$1,802,384	$1,746,009	$17,344	$19,789	$16,303	4.53%		4.36%		3.76%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$10,528	$12,561	$13,399	2.47%		2.53%		2.84%

1Q08 Increase From							37	bps	31	bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $15 million for the 2007 first quarter, $31 million for the 2007 fourth quarter and $48 million for the 2008 first quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)	Average Rate % is calculated as annualized interest over average volumes.

(5)	Not Used

(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

In addition, the majority of the funding provided by Corporate Treasury to CitiCapital operations is excluded from this line.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

				EOP				Average
	90 Days Or More Past Due (1)			Loans	Net Credit Losses (1)			Loans
	1Q07	4Q07	1Q08	1Q08	1Q07	4Q07	1Q08	1Q08
PRODUCT VIEW:
Global Cards
North America	$661	$896	$826	$40.3	$485	$661	$614	$45.9
Ratio	1.62%	1.88%	2.05%		4.49%	5.47%	5.39%
EMEA	153	241	276	17.1	62	32	144	16.4
Ratio	1.91%	1.52%	1.61%		3.21%	0.81%	3.53%
LatinAmerica	373	551	539	14.4	219	307	359	14.1
Ratio	3.39%	3.92%	3.75%		8.75%	9.01%	10.25%
Asia	210	249	256	17.1	104	123	135	17.1
Ratio	1.59%	1.50%	1.49%		3.19%	3.06%	3.17%

Consumer Banking
North America	3,828	6,453	7,289	306.1	575	1,071	1,539	307.2
Ratio	1.37%	2.13%	2.38%		0.84%	1.40%	2.02%
EMEA	427	398	456	42.2	255	273	293	41.1
Ratio	1.35%	1.00%	1.08%		3.31%	2.67%	2.86%
LatinAmerica	346	457	582	14.6	39	109	137	14.6
Ratio	2.96%	3.07%	3.98%		1.41%	2.96%	3.78%
Asia	448	457	509	61.2	373	416	444	60.8
Ratio	0.84%	0.77%	0.83%		2.89%	2.85%	2.94%

Global Wealth Management	10	30	31	65.5	—	—	10	64.0
Ratio	0.02%	0.05%	0.05%		0.00%	0.00%	0.06%

On-Balance Sheet Loans (2)	$6,456	$9,732	$10,764	$578.5	$2,112	$2,992	$3,675	$581.2
Ratio	1.30%	1.70%	1.86%		1.74%	2.08%	2.54%

Securitized Receivables (all in NA Cards)	1,534	1,865	2,113	109.5	1,150	1,272	1,591	105.8
Loans Held-for-Sale	41	14	14	0.9	—	—	—	1.0
Managed Loans (3)	$8,031	$11,611	$12,891	$688.9	$3,262	$4,264	$5,266	$688.0
Ratio	1.33%	1.70%	1.87%		2.23%	2.51%	3.08%

REGIONAL VIEW:

North America	$4,495	$7,375	$8,144	$387.5	$1,060	$1,732	$2,153	$393.0
Ratio	1.28%	1.89%	2.10%		1.23%	1.77%	2.20%
EMEA	582	640	733	68.5	317	305	437	66.7
Ratio	1.27%	0.99%	1.07%		2.89%	1.86%	2.63%
LatinAmerica	720	1,008	1,120	31.6	258	416	496	31.2
Ratio	2.90%	3.21%	3.54%		4.43%	5.36%	6.41%
Asia	659	709	767	90.9	477	539	589	90.3
Ratio	0.88%	0.81%	0.84%		2.62%	2.50%	2.62%

On-Balance Sheet Loans (2)	$6,456	$9,732	$10,764	$578.5	$2,112	$2,992	$3,675	$581.2
Ratio	1.30%	1.70%	1.86%		1.74%	2.08%	2.54%

Securitized Receivables (all in NA Cards)	1,534	1,865	2,113	109.5	1,150	1,272	1,591	105.8
Loans Held-for-Sale	41	14	14	0.9	—	—	—	1.0
Managed Loans (3)	$8,031	$11,611	$12,891	$688.9	$3,262	$4,264	$5,266	$688.0
Ratio	1.33%	1.70%	1.87%		2.23%	2.51%	3.08%

(1)	The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)

Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)

This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only N.A. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 2 to the Global Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

Allowance for Loan Losses at Beginning of Period	$9,782	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381	$12,728	$16,117

Gross Credit (Losses)	(2,157)	(2,332)	(2,344)	(2,614)	(2,642)	(2,636)	(3,075)	(4,262)	(4,313)
Gross Recoveries	572	547	546	491	549	601	499	575	537

Net Credit (Losses) / Recoveries (NCL’s)	(1,585)	(1,785)	(1,798)	(2,123)	(2,093)	(2,035)	(2,576)	(3,687)	(3,776)

NCL’s	1,585	1,785	1,798	2,123	2,093	2,035	2,576	3,687	3,776
Reserve Releases (1)	(241)	(431)	(250)	(146)	(36)	—	—	(4)	(29)
Reserve Builds (1)	104	161	257	138	616	534	2,041	3,517	1,811
Specific Reserve Releases / Utilizations	(89)	(87)	(11)	(17)	(30)	(65)	(50)	(9)	(35)
Specific Reserve Builds	6	11	13	21	43	—	197	205	170
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	2	8

Provision for Loan Losses	1,387	1,412	1,810	2,108	2,689	2,513	4,762	7,398	5,701
Other (2)	(79)	12	(177)	(24)	(26)	393	161	(322)	215
Allowance for Loan Losses at End of Period (a)	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150	$1,250	$1,250

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50	$100	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,405	$10,194	$10,079	$10,040	$10,610	$11,481	$13,878	$17,367	$19,507

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.72%	1.60%	1.54%	1.48%	1.53%	1.55%	1.79%	2.23%	2.47%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•

For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

•

For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

•

For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations. Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

•

For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

•

For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

Allowance for Loan Losses at Beginning of Period	$6,922	$6,647	$6,311	$6,087	$6,006	$6,348	$7,210	$9,203	$12,393

Gross Credit (Losses)	(2,116)	(2,213)	(2,301)	(2,505)	(2,603)	(2,586)	(2,981)	(3,497)	(4,176)
Gross Recoveries	498	470	493	463	491	512	439	505	501
Net Credit (Losses) / Recoveries (NCL’s)	(1,618)	(1,743)	(1,808)	(2,042)	(2,112)	(2,074)	(2,542)	(2,992)	(3,675)

NCL’s	1,618	1,743	1,808	2,042	2,112	2,074	2,542	2,992	3,675
Reserve Releases (2)	(241)	(431)	(250)	(146)	(26)	—	—	(4)	(29)
Reserve Builds (2)	104	86	182	138	316	528	2,040	3,513	1,811
Specific Reserve Releases / Utilizations	(36)	(3)	—	(11)	(5)	(31)	(10)	(5)	(3)
Specific Reserve Builds	—	7	10	1	37	—	36	20	2
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	1,445	1,402	1,750	2,024	2,434	2,571	4,608	6,516	5,456
Other (3)	(102)	5	(166)	(63)	20	365	(73)	(334)	194

Allowance for Loan Losses at End of Period	$6,647	$6,311	$6,087	$6,006	$6,348	$7,210	$9,203	$12,393	$14,368

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.50%	1.53%	1.54%	1.69%	1.74%	1.60%	1.86%	2.08%	2.54%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.44%	1.31%	1.25%	1.17%	1.22%	1.31%	1.61%	2.09%	2.41%

(1)	Includes loans made to Global Wealth Management clients.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

•

For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

•

For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

	•	For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

•

For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

•

For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno. The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

Allowance for Loan Losses at Beginning of Period	$2,860	$2,858	$2,833	$2,892	$2,934	$3,162	$3,171	$3,525	$3,724

Gross Credit (Losses)	(41)	(119)	(43)	(109)	(39)	(50)	(94)	(765)	(137)
Gross Recoveries	74	77	53	28	58	89	60	70	36
Net Credit (Losses) / Recoveries (NCL’s)	33	(42)	10	(81)	19	39	(34)	(695)	(101)

NCL’s	(33)	42	(10)	81	(19)	(39)	34	695	101
Reserve Releases (2)	—	—	—	—	(10)	—	—	—	—
Reserve Builds (2)	—	75	75	—	300	6	1	4	—
Specific Reserve Releases / Utilizations	(53)	(84)	(11)	(6)	(25)	(34)	(40)	(4)	(32)
Specific Reserve Builds	6	4	3	20	6	—	161	185	168
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	2	8
Provision for Loan Losses	(58)	10	60	84	255	(58)	154	882	245
Other (3)	23	7	(11)	39	(46)	28	234	12	21

Allowance for Loan Losses at End of Period (a)	$2,858	$2,833	$2,892	$2,934	$3,162	$3,171	$3,525	$3,724	$3,889

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	0.03%	NM	0.05%	NM	NM	0.02%	0.34%	0.05%

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.00%	1.81%	1.73%	1.76%	1.81%	1.66%	1.74%	2.01%	2.02%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150	$1,250	$1,250

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50	$100	$—

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$3,758	$3,883	$3,992	$4,034	$4,262	$4,273	$4,675	$4,974	$5,139

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.62%	2.48%	2.39%	2.43%	2.45%	2.23%	2.30%	2.68%	2.66%

(1)	Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

	•	The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.
	•	The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.
•

The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

•

The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets of Citi Chile to Banco de Chile.

(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007	2007	2007	2007	2008

Global Cards
Net Credit Losses	$692	$811	$842	$887	$870	$850	$1,049	$1,123	$1,252
Credit Reserve Build / (Release)	13	(137)	(65)	43	(9)	425	506	653	623
North America
Net Credit Losses	474	478	495	484	485	453	455	661	614
Credit Reserve Build / (Release)	(80)	(164)	(124)	(43)	(31)	223	172	544	313
EMEA
Net Credit Losses	63	118	55	87	62	82	179	32	144
Credit Reserve Build / (Release)	—	(42)	15	6	13	71	71	(7)	37
Latin America
Net Credit Losses	73	113	172	195	219	200	299	307	359
Credit Reserve Build / (Release)	27	32	78	110	3	139	168	81	249
Asia
Net Credit Losses	82	102	120	121	104	115	116	123	135
Credit Reserve Build / (Release)	66	37	(34)	(30)	6	(8)	95	35	24

Consumer Banking
Net Credit Losses	$931	$932	$966	$1,155	$1,242	$1,224	$1,492	$1,869	$2,413
Credit Reserve Build / (Release)	(196)	(212)	(9)	(56)	314	60	1,504	2,856	1,147
North America
Net Credit Losses	429	419	435	556	575	620	749	1,071	1,539
Credit Reserve Build / (Release)	(103)	(124)	(51)	(70)	224	24	1,122	2,748	1,033
EMEA
Net Credit Losses	186	174	165	216	255	206	240	273	293
Credit Reserve Build / (Release)	(17)	(27)	15	18	59	3	123	78	20
Latin America
Net Credit Losses	35	43	25	44	39	15	88	109	137
Credit Reserve Build / (Release)	(15)	17	(40)	3	—	24	59	32	(5)
Asia
Net Credit Losses	281	296	341	339	373	383	415	416	444
Credit Reserve Build / (Release)	(61)	(78)	67	(7)	31	9	200	(2)	99

Global Wealth Management:
Net Credit Losses	(5)	—	—	—	—	—	1	—	10
Credit Reserve Build / (Release)	10	8	16	(5)	17	12	56	15	11
Consumer Provision for Loan Losses	1,445	1,402	1,750	2,024	2,434	2,571	4,608	6,516	5,456

Instituitional Clients Group (ICG):
Net Credit Losses	(32)	42	(9)	77	(20)	(37)	35	695	101
Credit Reserve Build / (Release)	(25)	(32)	70	3	274	(19)	120	187	144
Securities and Banking
Net Credit Losses	(36)	25	(10)	71	(25)	(38)	31	681	101
Credit Reserve Build / (Release)	(21)	(19)	64	3	274	(12)	120	216	142
Transaction Services
Net Credit Losses	4	17	1	6	5	1	4	14	—
Credit Reserve Build / (Release)	(4)	(13)	6	—	—	(7)	—	(29)	2

Corporate / Other	(1)	—	(1)	4	1	(2)	(1)	—	—
Corporate Provision for Loan Losses	(58)	10	60	84	255	(58)	154	882	245

Total Provision for Loan Losses	$1,387	$1,412	$1,810	$2,108	$2,689	$2,513	$4,762	$7,398	$5,701

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$19	$11	$11	$11	$6
Other	481	588	1,207	1,747	2,028
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034

Corporate Cash-Basis Loans
JENA (2)	$118	$204	$841	$1,320	$1,577
Other International (3)	382	395	377	438	457
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034

Corporate Cash-Basis Loans as a% of
Total Corporate Loans (1)	0.29%	0.31%	0.60%	0.95%	1.05%

Total Consumer Cash-Basis Loans (1)	$4,578	$5,160	$6,137	$7,210	$8,301
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$26	$27	$56	$118	$174

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$470	$524	$596	$716	$1,008
Markets & Banking	348	219	348	512	545

TOTAL OTHER REAL ESTATE OWNED (4)	$818	$743	$944	$1,228	$1,553

OTHER REPOSSESSED ASSETS (5)	$77	$66	$86	$99	$107

(1)               Excludes purchased distressed loans. The carrying value of these loans was: $957 million at March 31, 2007, $1,013 million at June 30, 2007, $1,188 at September 30, 2007, $2,399 million at December 31, 2007 and $2,224 million at March 31, 2008.

(2)               JENA includes Japan, Western Europe and North America.

(3)               Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)               Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)               Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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